UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06199

Brown Capital Management Mutual Funds
(Exact name of registrant as specified in charter)

1201 N. Calvert Street, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip code)

Capitol Services, Inc.

1675 S. State Street, Suite B, Dover, Delaware 19901

(Name and address of agent for service)

With a copy to:

John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas 66211

Registrant's telephone number, including area code: 410.837.3234

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Item 1.	REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2021

Small Company Fund

Investor Shares (BCSIX)

(CUSIP Number 115291833)

Institutional Shares (BCSSX)

(CUSIP Number 115291403)

Mid Company Fund

Investor Shares (BCMSX)

(CUSIP Number 115291809)

Institutional Shares (BCMIX)

(CUSIP Number 115291783)

International Equity Fund

Investor Shares (BCIIX)

(CUSIP Number 115291858)

Institutional Shares (BCISX)

(CUSIP Number 115291767)

International Small Company Fund

Investor Shares (BCSVX)

(CUSIP Number 115291742)

Institutional Shares (BCSFX)

(CUSIP Number 115291759)

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2021 (Unaudited)

Small Company Fund – Investor and Institutional Share Classes

It is one year since the COVID-19 pandemic first brought the world to a halt, and what an unprecedented year it’s been for everyone and everything, including our Small Company Fund. As this commentary explains, for the year ending March 31, 2021, we believe there has been a growing disconnect between company fundamentals and stock prices. We have remained focused on investing in what we believe to be Exceptional Growth Companies (EGCs) with durable revenue growth, sustainable competitive advantages and strong balance sheets, among other features. By and large, the fundamentals of our companies have improved over the last year, and we remain excited about their revenue and earnings-growth prospects. What has shifted since the pandemic began, though, is market sentiment, first favoring the kinds of high-quality growth stocks we seek to invest in, and then turning to more cyclical and speculative names now that the economic recovery is seemingly upon us. This whipsaw in sentiment led to significant volatility—first to the upside and then to the downside—in our relative investment results over the last year.

All in all, the Small Company Fund enjoyed strong results for calendar 2020, returning 45.26% (Investor shares) and significantly outperforming the 34.63% return for the Russell 2000® Growth Index. However, in the first quarter of 2021, the Fund lost 6.13%, trailing the benchmark’s gain of 4.87%. In fact, the first quarter marked the second consecutive quarter of our Fund underperforming the benchmark by more than 1,000 basis points (ten percentage points) in a quarter. As a result of the underperformance in the last two quarters, the Small Company Fund underperformed its benchmark for the fiscal year ended March 31, 2021, with the Small Company Fund’s Investor shares returning 61.30%, versus 90.20% for the Russell 2000® Growth Index. Those of you who are longstanding investors with us know that we are a long-term-focused, benchmark-agnostic manager, and volatility in performance relative to the index in short-term periods is to be expected.

Portfolio Review

What about the fundamentals of our companies? In the last year, we have seen the acceleration of long-term trends that our EGCs have been benefitting from, trends that are not easily reversed. For example, as the pandemic began to shut down economies, it became clear that many companies and organizations that were slow in making the transition to digital and cloud technologies are being forced to accelerate those plans. Entities of all sizes need new ways to enable employees to do their jobs and to provide customers with access to their products or services. For example, the ability to see the real-time performance of a company’s computer network, or to allow customers to more efficiently perform financial transactions or manage human-resources data, have all become increasingly important. Many companies in the Business Services and Information/Knowledge Management sectors of our Fund including Datadog, Q2 Holdings and Paycom Software, among others, provide this type of functionality to customers, leading to increased efficiency and frequently saving time, money and headaches.

Finally, we think strong balance sheets and significant cash levels allowed our companies to withstand the tough economic environment and even strengthen their competitive positions through acquisitions or increased internal investments. In other cases, we believe our focus on long-term fundamentals allowed us to look way beyond COVID’s likely near-term headwinds.

Some managers have seemingly shifted their portfolios over the past year in an attempt to first take advantage of a “COVID Trade”, and then to pursue a “Reopening Trade,” seeking to time the ups and downs of this extreme period. That type of short-term repositioning is not and has never been a part of our investment approach. Instead, we seek to stay consistent in our strategy, and we believe this discipline is what has led to our long-term excess returns, despite periods of underperformance.

Performance: Contributors

Among the contributors to performance for the year ending March 31, 2021 were Quidel (QDEL) and Manhattan Associates (MANH).

Quidel sells rapid diagnostic-testing solutions to physician offices, hospitals, clinical laboratories and reference laboratories. These diagnostic solutions detect infectious diseases, cardiovascular diseases, women’s health conditions, gastrointestinal diseases and autoimmune diseases. Quidel’s diagnostic tests are easier to use, cheaper, more accurate and quicker than many alternatives. In May 2020, the FDA granted Emergency Use Authorization (EUA) to Quidel for a rapid point-of-care COVID-19 antigen diagnostic test, and subsequent sales of these tests significantly increased the company’s revenue. While the company’s 211% revenue growth in 2020 was driven by demand for its COVID-19 tests, the recent introduction of vaccines (which will reduce the need for COVID-19 tests) does not change our long-held view of Quidel as an Exceptional Growth Company, a view that had nothing to do with sudden coronaviruses. We understand that COVID-19 testing volumes will indeed fall from the levels seen in 2020, but we remain focused on Quidel’s long-term growth. The company’s installed base of its core testing platform increased nearly 45% in 2020, and is expected to grow more than 30% in 2021. Additionally, Quidel will introduce a new testing platform in 2021 that should further drive growth in the future. Taking all of this together, the company’s tests will remain important in monitoring and controlling a range of infectious diseases including flu, COVID-19 and others for years to come, creating a long runway for future revenue growth and helping to save lives.

Annual Report | March 31, 2021	1

The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2021 (Unaudited)

Manhattan Associates provides supply-chain execution software for warehouse management, transportation management, inventory, planning and scheduling, and integrated logistics. Manhattan mainly serves customers in retail and transportation, as well as the pharmaceutical, manufacturing and other industries. The company’s software enhances customers’ ability to leverage their supply chains to meet their consumers’ needs across channels. Manhattan’s newer solutions, Active Omni and Point of Sale, could expand its growth opportunity into store management. The COVID-19 shutdown caused Americans to stay at home and avoid all nonessential activities, including retail shopping. This headwind sparked fear and uncertainty over the health of Manhattan’s retail clients. However, our thesis for Manhattan as an EGC rests on how the company’s products help retail establishments better meet the evolving needs of consumers, who increasingly want the option to shop in person, online, or with a mobile device, along with fast delivery and convenient return capabilities. The company reported stronger-than-expected financial results over the last year as customers increased adoption of products to handle the spike in online demand. The historic turnaround of the U.S. economy thus far in 2021 reinforced the improved outlook for the company, as it anticipates fewer delays in customers funding new projects involving Manhattan’s products going forward.

Performance: Detractors

Among the detractors to performance for the year ended March 31, 2021 were Alteryx (AYX) and Endologix (ELGX).

Alteryx provides comprehensive self-service data-analytics software to data scientists and business analysts for finding and sharing data, preparing and blending it, performing a variety of analyses, sharing insights and automating decision processes, all without the need for coding. The software often drives dramatic improvements in business productivity and outcomes for its 7,000 existing clients. These include blue-chip clients such as Ford, Shell, KPMG, Southwest, Home Depot and others. Alteryx has experienced strong revenue growth in recent years by adding new clients, increasing licensed users within clients and cross-selling products. In early 2021, the company announced lower-than-expected financial results and revenue guidance for the coming year. Increasing competition has raised investor concerns about future growth prospects. At the same time, the company is making additional investments in sales, as well as research and development, which could have a negative impact on profitability. These factors contributed to the decline in the company’s stock price during the year ending March 31, 2021. While the company’s products remain mission-critical to many of its customers, we are re-evaluating our expectations for future growth and profitability given the recent changes.

Endologix develops and sells minimally invasive medical devices for the treatment of abdominal aortic aneurysms. An aneurysm occurs because of a weakening of the vessel wall, with a rupture resulting in an 80% mortality rate. We invested in the company back in 2016 as its differentiated portfolio of products could treat a variety of aneurysms. Endologix significantly underperformed over the holding period due to a delay in FDA approval of a key product, Nellix, a temporary self-imposed manufacturing delay on its flagship AFX2 product, and other issues. We believe the company’s technology is differentiated and helps save lives. However, execution on the part of management has been disappointing. During the third quarter of 2020, the negative impact of COVID-19 was the final straw that drove the company to file for bankruptcy, at which point we exited the position. This marks the only time in our strategy’s 29-year history that a Fund company has gone bankrupt.

New Additions

In the year, we added three new companies to the Fund: Repligen (RGEN), 10x Genomics (TXG) and Vericel (VCEL).

Repligen is a life-sciences company that develops and manufactures products used throughout the complex process of making biological drugs (biologics) including monoclonal antibodies, vaccines and gene therapies. Biologics are manufactured using living cells, as opposed to traditional drugs that are manufactured using chemical synthesis. Biologics currently make up roughly 25% of the overall pharmaceutical market, and have been growing at roughly double the rate of the overall market. Repligen’s customers are life-sciences companies that develop and manufacture biologics, and OEMs who make equipment used to manufacture biologics. Repligen offers differentiated products in the areas of filtration, chromatography, proteins and analytics, and is expanding its product portfolio through internal development as well as acquisitions. Repligen’s products are currently used to make hundreds of biological drugs and help customers increase efficiency and reduce cost. We believe Repligen is well positioned to benefit from the growing number of biological drugs being developed and commercialized. Over 75% of the company’s products are single-use or consumables, which provide a recurring revenue stream and drive profitability. Organic revenue growth has been roughly 20% annually over the past five years, and we see a long runway for strong organic growth long-term.

10x Genomics is a leading life-science technology company developing and selling instruments, consumables and software for analyzing gene expression in cells. Gene expression controls the functioning of a cell and is fundamental to developing biological insights and advancing human health. 10x tools are based on two platforms, the Chromium platform for analyzing loose single cells, and the Visium platform for spatial analysis of tissue samples. These tools provide previously inaccessible resolution and scale. They are differentiated by their resolution, efficiency, accuracy, throughput, repeatability and simplicity. The tools are advancing academic research, particularly in the areas of oncology, immunology and neuroscience, and we see a long runway for growth within these markets. Additionally, we expect the tools to increasingly be used in clinical and commercial settings, significantly expanding 10X’s opportunity. 10x Genomics’ total addressable market is estimated to be roughly $13 billion, growing at a double-digit pace. We believe the company can far exceed the growth of the market, and should be able to achieve annual revenue growth over 30% for the next 3-5 years.

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The Brown Capital Management Small Company Fund

Management Discussion of Fund Performance	March 31, 2021 (Unaudited)

Vericel develops advanced cell-therapy products for the sports-medicine and severe-burn-care markets. The company currently sells two primary products and is seeking FDA approval for a third product. Both currently available products use a cell-therapy technology wherein a portion of skin or a biopsy is taken from a patient, the sample is sent to Vericel for processing, and then it is returned to treat the patient. Over 75% of the company’s revenue is generated from its sports-medicine product, MACI, which is a collagen-based membrane that is used to replace damaged cartilage in the knee. Vericel’s burn-care product, Epicel, is a skin graft that is used for treating patients with severe burns over a significant portion of their bodies. The third product, Nexobrid, is also used for burn care and is currently seeking FDA approval.

The MACI product has advantages over many other available knee-cartilage repair procedures, including ease of surgery, reduced patient recovery time, and better long-term patient results. Given these benefits and the low penetration of Vericel’s potential addressable base of surgeons and patients, we believe the company should be able to achieve 20% or higher revenue growth for years to come.

Deletions

We eliminated two companies from the Fund, Endologix (ELGX), which is covered in the Detractors section above, and Cyclerion Therapeutics (CYCN).

Cyclerion Therapeutics is a clinical-stage biopharmaceutical company that develops treatments for serious central nervous system (CNS) diseases. In April 2019, Cyclerion Therapeutics was created as a spin-off from our existing Fund holding Ironwood Pharmaceuticals, and as Ironwood shareholders we received a number of shares of Cyclerion. Our initial investment in Ironwood dated back to 2017 and was based on the company’s successful commercialization of its flagship drug, Linzess, and the potential development of future products. As a result of the spinoff, Ironwood retains the company’s gastrointestinal business and pipeline, including Linzess, while the newly formed Cyclerion Therapeutics owns the pipeline of potential drugs outside of this area. A number of former Ironwood senior managers who were involved with the Linzess product transitioned to manage the Cyclerion business. We believed that their history of product development could result in the commercialization of additional drug products, and thereby generate future revenue streams for Cyclerion. Due to the potential opportunities in each company’s respective markets, we decided to maintain our positions in both of these companies. However, subsequently Cyclerion announced negative results of several key clinical studies including diabetic nephropathy, heart failure and sickle cell disease. Given these setbacks, the company currently has no products approved for commercial sale and has diminished prospects for future growth, which led to our decision to sell the company out of the Fund.

Closing Thoughts

The last 12 months will long be remembered as one of the darkest periods in our lives, marked by disease, death and disruption. The personal stories of those affected are heartbreaking. Professionally, though, the last year turned out to be quite an exciting time of growth for Brown Capital, even as we transitioned to remote working. Our assets grew. As of March 31, 2021, we were entrusted with $17.6 billion in assets under management, up from $10.8 billion a year earlier, with capital appreciation comprising the bulk of that AUM growth along with flows into the international strategies. Our leadership team grew as well, when in the December quarter, Amy Perez Jackson, Managing Director in Sales/Client Service, joined the firm’s Management Committee. Finally, our brand grew, through a steady series of profiles and articles in top-tier publications including Barron’s, the Washington Post, Kiplinger’s and others, as well as through the introduction of our new logo and website in the most recent quarter. Our new look is the culmination of a lengthy project in which we asked some fundamental but often overlooked questions—What makes Brown Capital special? What are our shared beliefs? What makes us us? To help us articulate answers to these questions, we sought input from colleagues, consultants, industry experts and clients alike. As our redesigned website (browncapital.com) makes clear, we believe we are a firm Designed for Exceptional Investing, where our investment philosophy, our diverse team and our boutique culture are all intentionally aligned to achieve Exceptional results for clients.

Thank you for your continued support of Brown Capital Management.

Disclosures

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly into an index.

Past performance is not a guarantee of future results.

Annual Report | March 31, 2021	3

The Brown Capital Management Small Company Fund

March 31, 2021 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2011. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) Investor Class versus the Russell 2000® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2021)

	Average Annual Total Returns				Since Inception	Total Annual Fund Operating
	1 Year	3 Year	5 Year	10 Year	12/31/92	Expenses
The Brown Capital Management Small Company Fund - Investor Class	61.30%	17.88%	20.93%	15.83%	13.19%	1.25%
The Brown Capital Management Small Company Fund - Institutional Class	61.61%	18.12%	21.17%	16.04%	13.40%	1.05%
Russell 2000® Growth Index	90.20%	17.16%	18.61%	13.02%	8.87%
Morningstar Small Growth Category	94.61%	20.95%	20.89%	13.61%	11.14%
SCF-Investor Percentile Ranking vs Total Funds in M-Star Small Growth Category	99/615	59/573	42/500	15/376	N/A
SCF-Institutional Percentile Ranking vs Total Funds in M-Star Small Growth Category	65/617	42/575	35/505	8/379	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 29, 2020. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of small companies generally is perceived to involve greater risk than investing in larger domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by larger domestic companies.

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The Brown Capital Management Small Company Fund

March 31, 2021 (Unaudited)

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Morningstar Small Growth Category – Small-growth portfolios focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These portfolios tend to favor companies in up-and-coming industries or young firms in their early growth stages. Because these businesses are fast-growing and often richly valued, their stocks tend to be volatile. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as smallcap. Growth is defined based on fast growth (high growth rates for earnings, sales, book value and cash flow) and high valuations (high price ratios and low dividend yields). Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers;(2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar or its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

Annual Report | March 31, 2021	5

The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2021

Shares		Value (Note 1)
COMMON STOCKS - 97.47%
	Business Services - 21.88%
298,881	ACI Worldwide, Inc.(a)	$11,372,422
607,503	ANSYS, Inc.(a)	206,283,719
1,376,002	Guidewire Software, Inc.(a)	139,843,083
1,290,503	NIC, Inc.	43,786,767
943,301	Paycom Software, Inc.(a)	349,077,968
3,390,445	PROS Holdings, Inc.(a)(b)	144,093,912
2,557,315	Q2 Holdings, Inc.(a)	256,242,963
859,537	Tyler Technologies, Inc.(a)	364,899,243
		1,515,600,077

	Consumer Related - 2.72%
2,179,063	Alarm.com Holdings, Inc.(a)	188,227,462

	Industrial Products & Systems - 12.41%
662,793	Balchem Corp.	83,120,870
4,766,466	Cognex Corp.	395,569,013
1,253,373	DMC Global, Inc.(b)	68,008,019
1,463,954	Helios Technologies, Inc.	106,678,328
1,697,809	Proto Labs, Inc.(a)(b)	206,708,246
		860,084,476

	Information/Knowledge Management - 23.32%
1,650,388	Alteryx, Inc. - Class A(a)	136,916,189
1,838,316	American Software, Inc. - Class A(b)	38,053,141
2,269,689	Anaplan, Inc.(a)	122,222,753
1,543,725	Appfolio, Inc. - Class A(a)(b)	218,298,152
1,334,524	Blackbaud, Inc.(a)	94,857,966
2,098,572	Datadog, Inc. - Class A(a)	174,894,990
3,169,624	Manhattan Associates, Inc.(a)	372,050,465
2,299,776	NetScout Systems, Inc.(a)	64,761,692
4,323,754	NextGen Healthcare, Inc.(a)(b)	78,259,947
3,551,457	Smartsheet, Inc. - Class A(a)	227,009,132
2,292,529	Vocera Communications, Inc.(a)(b)	88,170,665
		1,615,495,092

	Medical/Health Care - 32.59%
345,210	10X Genomics, Inc.(a)	62,483,010
905,880	ABIOMED, Inc.(a)	288,731,132
716,232	Bio-Techne Corp.	273,550,488
364,155	Cantel Medical Corp.(a)	29,074,135
3,138,112	Cardiovascular Systems, Inc.(a)(b)	120,315,214
3,596,938	Glaukos Corp.(a)(b)	301,891,006
1,909,164	Inogen, Inc.(a)(b)	100,269,293
1,446,065	iRhythm Technologies, Inc.(a)(b)	200,800,586
9,980,218	Ironwood Pharmaceuticals, Inc.(a)(b)	111,578,837
1,230,262	OrthoPediatrics Corp.(a)(b)	59,975,273
1,141,499	Quidel Corp.(a)	146,031,967
373,910	Repligen Corp.(a)	72,691,843
543,208	Tandem Diabetes Care, Inc.(a)	47,938,106
1,214,786	Veeva Systems, Inc. - Class A(a)	317,350,695
2,250,863	Vericel Corp.(a)	125,035,440
		2,257,717,025

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The Brown Capital Management Small Company Fund

Schedule of Investments	March 31, 2021

Shares		Value (Note 1)
COMMON STOCKS - 97.47% (continued)
	Miscellaneous - 4.55%
3,547,514	Neogen Corp.(a)(b)	$315,338,520

Total Common Stocks (Cost $2,876,397,357)		6,752,462,652

SHORT TERM INVESTMENTS - 2.28%
157,735,607	Dreyfus Government Cash Management Institutional Shares, 0.03%(c)	157,735,607

Total Short Term Investments (Cost $157,735,607)		157,735,607

Total Value of Investments (Cost $3,034,132,964) - 99.75%		6,910,198,259
Other Assets in Excess of Liabilities - 0.25%		17,427,344
Net Assets - 100.00%		$6,927,625,603

(a)	Non-income producing investment.
(b)	Affiliated company - The Fund owns greater than 5% of the outstanding voting securities of this issuer. See Note 1 for more information.
(c)	Represents 7 day effective yield at March 31, 2021.

See Notes to Financial Statements.

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value
Business Services	21.88%	$1,515,600,077
Consumer Related	2.72%	188,227,462
Industrial Products & Systems	12.41%	860,084,476
Information/Knowledge Management	23.32%	1,615,495,092
Medical/Health Care	32.59%	2,257,717,025
Miscellaneous	4.55%	315,338,520
Short Term Investments	2.28%	157,735,607
Other Assets in Excess of Liabilities	0.25%	17,427,344
Total	100.00%	$6,927,625,603

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2021	7

The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2021 (Unaudited)

Mid Company Fund – Investor and Institutional Share Classes

Three of the top five Google searches in 2020 related to the coronavirus. Perhaps the only surprise is that the pandemic was not the top search term on Google last year. That distinction went to the U.S. presidential election. A year ago, as much of the world sheltered indoors, global markets swooned under a dark cloud of uncertainty. Many global markets plunged 20-30%, the steepest decline since the 2008-2009 financial crisis, as investors seemed to imagine the worst.

Fast forward to the present and the pace of the global economic recovery underway is the looming question. After an estimated 3.5% drop in global GDP in 2020, the International Monetary Fund expects the global economy to rise 5.5% in 2021 and 4.2% in 2022. Financial markets have recovered, with the S&P 500 rising more than 50% since March 31, 2020, and several global market indexes up double digits. Vaccine rollouts, government stimulus and easy monetary policy have carved a path back to pre-pandemic life and restored investor confidence.

But there is more work to be done. Globally, new coronavirus cases are near a high due to an explosion of infections in India. The country now accounts for nearly half of new cases around the world. Moreover, vaccine hesitancy could slow progress and increase the risk of variants that may be harder to treat. Despite these concerns, the world appears headed in the right direction with 1.3 billion vaccination doses administered and that number growing every day. As the medical community learns more about the virus, there is growing hope that the worst is behind us.

Portfolio Review

For the fiscal year ended March 31, 2021, the Mid Company Fund (Investor shares) rose 69.70%, outperforming the 68.61% return of the Russell Midcap® Growth Index. The pandemic affected all of our portfolio holdings to varying degrees. At one extreme is Bright Horizons, the leading provider of on-site early education and childcare services to employers, whose business nearly grinded to a halt as parents worked from home, leaving little need for the company’s core service. At one point last year, management temporarily closed 80% of its centers. Conversely, SiteOne Landscape Supply, the largest distributor of residential and commercial landscaping supplies in the U.S., enjoyed one of its strongest years on record as people sought refuge in the suburbs and spent more on their homes.

As the world reopens, much of society will return to life as it was before the pandemic. The stock prices of many companies already reflect this reality. However, we believe the pandemic has left an indelible mark on certain industries. Commercial real estate is one of the more obvious areas, as more employers embrace flexible work arrangements. Google recently announced that 20% of its workforce would permanently telecommute, with most of the remaining employees going to a hybrid schedule. It is too early to determine how many companies will follow suit, but it could have lasting implications for the two portfolio holdings discussed earlier. Bright Horizons’ long-term growth could slow if telecommuting becomes more mainstream but we believe this risk is overstated at the moment. Quality early education remains an essential need for working parents and demand has historically exceeded supply in many Bright Horizons locations, leading to long wait lists. This dynamic should allow Bright Horizons to return to pre-pandemic capacity.

Supply-chain design and analytics is another area we see changing, as COVID-19 has exposed the deficiencies of traditional systems. Companies are likely to invest in more resilient and adaptive supply-chain systems to create cost efficiencies and better manage risk. For instance, companies may need to diversify their supplier bases or streamline product lines to better navigate demand or supply shocks. Portfolio holdings Coupa and Manhattan Associates, discussed below, could benefit from this trend.

Admittedly, predicting how the world may evolve post-COVID is difficult to do. One must not only accurately forecast numerous variables, but also correctly guess the result of their interactions. We have opinions about how various industries may fare after the pandemic, and will adjust our views as needed, but we are not thematic or top-down investors. We build portfolios company by company, evaluating businesses on their individual merits with a long-term focus. We look for Exceptional Growth Companies (EGCs), irrespective of industry, that save time, lives, money and headaches, or provide exceptional consumer value. We are more confident in our ability to source and purchase EGCs than, say, to predict the state of the commercial real estate market in five years. This is how we believe we can add the most value and generate superior returns for our clients over time.

As of March 31, 2021, the Mid Company Fund consisted of 38 holdings with approximately 1% in cash.

Performance: Contributors

Among the contributors to performance for the year ending March 31, 2021 were Shopify (SHOP) and Manhattan Associates (MANH).

Shopify is a leading e-commerce platform that sells digital commerce solutions primarily to small and medium-sized businesses. Its tools allow companies to establish an online presence and equips them to compete more effectively with the likes of Amazon. Like many digital marketplaces,

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The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2021 (Unaudited)

Shopify benefitted from a dramatic shift to online shopping when many brick-and-mortar stores temporarily closed or offered limited hours for much of 2020. In 2020, Shopify’s revenue increased 86% and gross merchandise volume, the dollar value of goods facilitated through the Shopify platform, rose 96%. Both mark a sharp acceleration from 2019’s growth rates. Revenue growth will undoubtedly decelerate as consumers return to physical stores, but we still expect a 30% to 40% compounded annual revenue growth rate for the next few years, with sales surpassing $10 billion within five years. Shopify is becoming more relevant with 6,000 apps and more than 40,000 ecosystem partners. It is the second-largest ecommerce platform in the U.S., with an 8.6% online share, up from 5.9% in 2019, versus a roughly 40% share for Amazon. In addition, the company’s growing menu of offerings such as Shopify Plus, Shopify Payments, Shopify Shipping and Shopify Capital, to name a few, are driving sales and customer loyalty. With an addressable market of more than a $100 billion, Shopify is yet to reach its full potential and we expect it to remain a core portfolio holding.

Manhattan Associates provides supply-chain, inventory-management, and omni-channel software solutions to clients across multiple sectors. In 2017, management began a migration to the cloud to modernize the company’s software stack to address the needs of today’s consumer. Later that year, Manhattan deployed Active Omni, a cloud-based digital platform for retailers that includes point-of-sale, digital-order management, inventory, fulfillment and other functionality, in one integrated suite. The platform gives retailers a single view of the customer across all selling channels, inventory throughout the enterprise, and all transactions. It also consolidates pricing, promotions and payment into one solution. Gone is the distinction between an online order and an in-store purchase, affording retailers superior visibility and a greater ability to serve customers. The company subsequently launched its cloud-based Active Warehouse Management in May 2020, which allows customers to handle the most complex distribution-center environments from direct-to-consumer to wholesale bulk fulfillment. Demand for Manhattan’s products accelerated in the last year as the pandemic revealed the shortcomings of legacy systems, and management expects interest to remain strong. During its fourth-quarter earnings call, Manhattan raised 2021 bookings-growth guidance from 40% to 60%. As the cloud transition matures, we expect meaningfully faster revenue growth and higher operating margins. In summary, Manhattan is equipping its clients with the tools necessary to compete in a world of omni-channel commerce and personalized customer engagement. The company appears well positioned to remain a formidable competitor in its $15 billion addressable market.

Performance: Detractors

Among the detractors to performance for the year ending March 31, 2021 were Jack Henry & Associates (JKHY) and Cerner (CERN).

Jack Henry & Associates provides core information and payment-processing services, along with digital-banking solutions to small U.S. banks and credit unions. The company boasts more than 9,000 customers and is the leading core processor for credit unions, with a 30% market share. Revenue slowed from its normal high-single-digit rate last year because of COVID-19, which limited new-product deployment and lowered industry M&A activity, which helps the company’s top-line growth. We are undeterred and expect sales growth to re-accelerate in the next year or two. Jack Henry is a mission-critical service as the operating backbone for many financial institutions, with client retention rates well into the high-90s. New account openings, outsourcing trends and new product offerings should underpin growth for years. Jack Henry’s technology levels the playing field for smaller banks and credit unions that do not have to resources to build digital tools in house. Additionally, by assuming a financial institution’s core operations, it allows its clients to focus more on their business while saving time and money. We added to our position last year to take advantage of the stock-price weakness.

Cerner supplies healthcare information technology to hospitals, healthcare systems and physicians globally. Best known for its electronic health record (EHR) system, it serves more than 18,000 facilities and provides digital solutions to meet clients’ multifaceted needs. While weak revenue and bookings due to the pandemic is the proximate cause of recent share-price weakness, Cerner’s issues began well before COVID. Growth started to slow from its high double-digit pace years ago on the other side of the EHR mandate under the Affordable Care Act. The mandate incentivized healthcare providers to digitize patient health records by 2014 in order to lower administrative costs and reduce medical errors. When we initiated a position in 2016, the tailwind from EHR had largely subsided, but we believed the company’s new initiatives in value-based care (reimbursement based on quality of care not quantity), medical billing and data analytics would support years of high-single-digit top-line growth. This has been more difficult than we anticipated. Management has since restructured the business, began a transition to the cloud and implemented numerous cost-saving initiatives to jump-start growth and increase profitability. Over the past year, management turnover, including the CEO and CFO, has complicated matters, leaving us more uncertain about the company’s future. The company is currently on our challenged list. We are evaluating Cerner in order to determine the best course of action.

New Purchases

We initiated investments in two companies during the year ended March 31, 2021: Teladoc Health (TDOC) and Coupa Software (COUP).

Teladoc Health is the largest provider of telehealth services, offering convenient and low-cost alternatives to in-person healthcare visits. Teladoc derives 80% of its revenue from the U.S. and the rest from international markets. Telehealth is grossly underutilized, representing well under 10%

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The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2021 (Unaudited)

of medical consultations globally prior to the pandemic. Teladoc estimates the U.S. health system could save $35 billion in emergency-room and urgent-care costs alone through wider adoption of telehealth services. A lack of awareness and regulatory hurdles have hampered adoption but this is beginning to change. Kaiser Family Foundation saw telehealth offerings for their largest plans rise to 74% from 27% between 2015 and 2018. Moreover, in April 2019 the Centers for Medicare and Medicaid Services made telehealth available to all 20 million Medicare Advantage participants, not just members residing in rural areas, as it did previously. The ongoing pandemic, though not part of our original investment thesis when we initially invested in the first quarter of 2020, has likely permanently increased the demand for telemedicine. Teladoc has many of the attributes we look for in an Exceptional Growth Companies. Its services are convenient, save people time and can reduce overall healthcare costs. We anticipate years of double-digit earnings and revenue growth.

Coupa Software provides cloud-based, integrated, business-spend-management software that automates, tracks and manages a company’s operating expenses. The software digitizes manual processes, curtails maverick spending and gives managers the information required to make informed data-driven decisions saving companies time and money. The company estimates its addressable market at more than $60 billion, versus revenue of $542 million for the most recent fiscal year. Coupa is taking market share, has a strong competitive position, and is widely considered the industry’s gold standard. Gartner ranked it the top procurement suite for the last three years. Sales grew at a 41% compound annual growth rate the past three years and we think the company can grow revenue 25-30% going forward. The software’s wide appeal, underwhelming industry competition and Coupa’s astute management team gives us confidence in the company’s future. We ultimately believe Coupa could become a multibillion-dollar company.

Deletions

We exited three companies during the year ended March 31, 2021: Norwegian Cruise Line Holdings (NCLH), Real Page (RP) and Under Armour (UAA).

Norwegian Cruise Line Holdings operates the third-largest global cruise line, spanning market segments from contemporary to luxury under the Norwegian Cruise Line, Oceanic Cruises and Regent Seven Seas Cruises brands. Norwegian has been on our challenge list since 2019 as its failed foray in to China and poor industry pricing dynamics led us to question whether we should continue to own it. We ultimately concluded that Norwegian no longer met our definition of an Exceptional Growth Company so we eliminated it from the portfolio in the fourth quarter of 2020.

Real Page provides software to real estate managers and owners. The company’s on-demand software platform addresses the entire lifecycle of rental real estate through four distinct product families: property management, resident services, leasing and marketing, and asset optimization. In December 2020, the board agreed to sell the company to private-equity firm Thoma Bravo for $9.6 billion, or $88.75 per share. With the company unlikely to fetch a higher price, we sold the position in the first quarter 2021 to fund better opportunities.

Under Armour manufactures and promotes branded performance apparel, footwear and accessories primarily through the wholesale channel. The company’s lack of innovation, poor management execution and changing consumer preferences tripped up a company once believed to be the next Nike. Sales growth has declined from 20-30% in its heyday to 1% in 2019 and -15% in 2020. We believe the company has lost its way and no longer fits our EGC criteria, so we exited the position in the first quarter of 2021.

Closing Thoughts

The last 12 months will long be remembered as one of the darkest periods in our lives, marked by disease, death and disruption. The personal stories of those affected are heartbreaking. Professionally, though, the last year turned out to be quite an exciting time of growth for Brown Capital, even as we transitioned to remote working. Our assets grew. As of March 31, 2021, we were entrusted with $17.6 billion in assets under management, up from $10.8 billion a year earlier, with capital appreciation comprising the bulk of that AUM growth along with flows into the international strategies. Our leadership team grew as well, when in the December quarter, Amy Perez Jackson, Managing Director in Sales/Client Service, joined the firm’s Management Committee. Finally, our brand grew, through a steady series of profiles and articles in top-tier publications including Barron’s, the Washington Post, Kiplinger’s and others, as well as through the introduction of our new logo and website in the most recent quarter. Our new look is the culmination of a lengthy project in which we asked some fundamental but often overlooked questions—What makes Brown Capital special? What are our shared beliefs? What makes us us? To help us articulate answers to these questions, we sought input from colleagues, consultants, industry experts and clients alike. As our redesigned website (browncapital.com) makes clear, we believe we are a firm Designed for Exceptional Investing, where our investment philosophy, our diverse team and our boutique culture are all intentionally aligned to achieve Exceptional results for clients.

Thank you for your continued support of Brown Capital Management.

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The Brown Capital Management Mid Company Fund

Management Discussion of Fund Performance	March 31, 2021 (Unaudited)

Disclosures

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to- book ratios and higher forecasted growth values.

You cannot invest directly in an index.

Past performance is not a guarantee of future results.

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The Brown Capital Management Mid Company Fund

March 31, 2021 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2011. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management Mid Company Fund (the “Fund”) Investor Class versus the Russell MidCap® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2021)

						Total
						Annual	Net Annual
	Average Annual Total Returns				Since	Fund	Fund
					Inception	Operating	Operating
	1 Year	3 Year	5 Year	10 Year	9/30/02	Expenses	Expenses
The Brown Capital Management Mid Company Fund - Investor Class	69.70%	23.22%	18.75%	11.05%	11.88%	1.84%	1.15%
The Brown Capital Management Mid Company Fund - Institutional Class	70.00%	23.53%	19.05%	11.32%	12.03%	1.59%	0.90%
Russell MidCap® Growth Index	68.61%	19.41%	18.39%	14.11%	13.46%
Morningstar Mid-Cap Growth Category	79.78%	21.12%	19.62%	13.74%	12.68%
MCF-Investor Percentile Ranking vs.
Total Funds in M-Star Mid-Cap Growth Category	67/591	25/557	45/597	88/376	N/A
MCF-Institutional Percentile Ranking vs.
Total Funds in M-Star Mid-Cap Growth Category	65/591	24/557	40/497	84/376	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 29, 2020. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

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The Brown Capital Management Mid Company Fund

March 31, 2021 (Unaudited)

Investing in the securities of mid-sized companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.

The Institutional Class of the Fund commenced operations on December 15, 2011. The historical performance shown for periods prior to December 15, 2011 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to December 15, 2011, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The Russell MidCap® Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Morningstar Mid-Cap Growth Category – Some mid-cap growth portfolios invest in stocks of all sizes, thus leading to a mid-cap profile, but others focus on midsize companies. Mid-cap growth portfolios target U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity markets. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers;(2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar or its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

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The Brown Capital Management Mid Company Fund

Schedule of Investments	March 31, 2021

Shares		Value (Note 1)
COMMON STOCKS - 99.19%
	Business Services - 16.95%
10,289	Bright Horizons Family Solutions, Inc.(a)	$1,764,049
16,369	Envestnet, Inc.(a)	1,182,333
7,355	Equifax, Inc.	1,332,211
8,571	Jack Henry & Associates, Inc.	1,300,392
4,263	Tyler Technologies, Inc.(a)	1,809,772
		7,388,757

	Consumer Related - 9.01%
648	Chipotle Mexican Grill, Inc.(a)	920,691
3,961	Expedia, Inc.(a)	681,767
9,529	LKQ Corp.(a)	403,363
1,093	O’Reilly Automotive, Inc.(a)	554,424
2,607	Tractor Supply Co.	461,648
2,927	Ulta Beauty, Inc.(a)	904,941
		3,926,834

	Financial Services - 10.16%
7,717	Broadridge Financial Solutions, Inc.	1,181,473
5,261	FleetCor Technologies, Inc.(a)	1,413,262
2,757	MarketAxess Holdings, Inc.	1,372,766
2,702	T Rowe Price Group, Inc.	463,663
		4,431,164

	Industrial Products & Systems - 13.91%
17,557	Cognex Corp.	1,457,055
27,878	Fastenal Co.	1,401,706
5,737	IPG Photonics Corp.(a)	1,210,163
2,657	Quanta Services, Inc.	233,763
10,306	SiteOne Landscape Supply, Inc.(a)	1,759,646
		6,062,333

	Information/Knowledge Management - 19.40%
3,488	ANSYS, Inc.(a)	1,184,385
4,613	Autodesk, Inc.(a)	1,278,493
3,509	Blackbaud, Inc.(a)	249,420
1,828	Coupa Software, Inc.(a)	465,189
8,769	Guidewire Software, Inc.(a)	891,194
14,564	Manhattan Associates, Inc.(a)	1,709,522
2,420	Shopify, Inc. - Class A(a)	2,677,730
		8,455,933

	Medical/Health Care - 29.76%
2,329	Align Technology, Inc.(a)	1,261,223
3,670	Cerner Corp.	263,799
7,339	Charles River Laboratories International, Inc.(a)	2,127,062
4,080	Dexcom, Inc.(a)	1,466,311
18,959	Edwards Lifesciences Corp.(a)	1,585,731
1,210	Jazz Pharmaceuticals PLC(a)	198,888
5,448	Masimo Corp.(a)	1,251,188
14,086	Omnicell, Inc.(a)	1,829,349
2,569	Teladoc Health, Inc.(a)	466,916
6,356	Veeva Systems, Inc. - Class A(a)	1,660,441

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The Brown Capital Management Mid Company Fund

Schedule of Investments	March 31, 2021

Shares		Value (Note 1)
COMMON STOCKS - 99.19% (continued)
	Medical/Health Care - 29.76% (continued)
5,462	Zoetis, Inc.	$860,156
		12,971,064

Total Common Stocks (Cost $21,350,549)		43,236,085

SHORT TERM INVESTMENTS - 0.93%
406,171	Dreyfus Government Cash Management Institutional Shares, 0.03%(b)	406,171

Total Short Term Investments (Cost $406,171)		406,171

Total Value of Investments (Cost $21,756,720) - 100.12%		43,642,256
Liabilities in Excess of Other Assets - (0.12)%		(53,638)
Net Assets - 100.00%		$43,588,618

(a)	Non-income producing investment.

(b)	Represents 7 day effective yield at March 31, 2021.

See Notes to Financial Statements.

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value
Business Services	16.95%	$7,388,757
Consumer Related	9.01%	3,926,834
Financial Services	10.16%	4,431,164
Industrial Products & Systems	13.91%	6,062,333
Information/Knowledge Management	19.40%	8,455,933
Medical/Health Care	29.76%	12,971,064
Short Term Investments	0.93%	406,171
Liabilities in Excess of Other Assets	(0.12)%	(53,638)
Total	100.00%	$43,588,618

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

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The Brown Capital Management International Equity Fund

Management Discussion of Fund Performance	March 31, 2021 (Unaudited)

International Equity Fund – Investor and Institutional Share Classes

The first quarter of 2021 marks not only one year since the onset of COVID-19 but also the anniversary of several changes we made in the International Equity Fund prior to the pandemic. Last year we stated that “we believe the changes we have made have resulted in higher, more durable revenue growth and a portfolio that is better positioned to weather short-term shocks throughout a full business cycle.” Little did we know this claim would be put to the test immediately! Fortunately, it appears we passed. As of March 31, 2021, the trailing 12-month average revenue growth rate across our portfolio was more than 7%. That compares favorably to the IMF’s 2020 global GDP growth estimate of -3.5%. It’s also worth noting that eight of our top-10 fastest growing companies over this time period were added to the portfolio in the recent past.

Shutdowns from the pandemic produced significant economic slack in the global economy throughout 2020. Now, however, we are facing what may be the fastest cyclical upswing in 30 years. According to the Purchasing Managers Index for Suppliers’ Delivery Times, the Eurozone, and in particular Germany, is seeing supply times increase at a faster pace than when the pandemic struck in early 2020. Input prices for manufacturers across the Eurozone are rising at their fastest pace in more than a decade. In January, spending on durable goods in the U.S. jumped more than 18% year over year to record highs. Among these and other signs of a strong economic recovery, cyclicals and commodities rose strongly toward the end of the fiscal year ended March 31, 2021, creating relative headwinds for the growth-oriented International Equity Fund.

In the context of a strong cyclical upswing and rising commodity prices, the International Equity Fund underperformed for the year ending March 31, 2021. The Fund returned 40.73% (Investor shares), versus 45.15% for the MSCI EAFE Index and 50.03% for the MSCI ACWI ex-US Index.

Portfolio Review

No doubt, the pandemic has left some noticeable marks on the portfolio. All of us have experienced the rapid adoption of new technology such as videoconferencing into our daily lives. However, we have observed that not all efficiency-boosting, pandemic-friendly software has been as quickly adopted by corporations and other organizations. Specifically, our team has noticed that large, strategically important capital outlays that require substantial investments of time and money have been delayed, from enterprise resource planning to asset-management software to core banking software. This delay has negatively affected portfolio holdings such as SAP, SimCorp and Temenos, respectively. A broad economic recovery and incorporating SaaS features into their business models will help propel future growth for these holdings. (See Temenos discussion below.)

Amid the clear signs of broad cyclical recovery, we have also observed that the global resurgence has not lifted all boats geographically. Ophthalmologic devices (generally used in elective procedures) manufactured by Carl Zeiss have just resumed growth in China and South Korea, but in Europe, Japan and the Americas the company has yet to resume growth. Ear implants manufactured by Cochlear saw fiscal first-half 2021 volumes resume growth in the developed world, but emerging markets have remained in steep declines. The rising economic tide has yet to come in for some countries.

Changing economic conditions always bring about long-term opportunities, which is why profitability matters. At Brown Capital, we believe Exceptional Growth Companies have the financial wherewithal to become much larger in the future. Continuous investments made from a position of strength helps to explain why Carl Zeiss and Cochlear—despite ever-changing end-market demand—have been able to not only defend their market presence, but also take market share by investing for growth. Gaming company Flutter Entertainment, for example, made large investments and acquisitions during the pandemic to grow operations in North America (see below). The investments our companies have made in these difficult times should provide long-term benefits, even if that point may get lost in the recent share-price rallies of more cyclical companies.

Performance: Contributors

Among our contributors in the fiscal year ending March 31, 2021, were M3 and Flutter Entertainment.

Japan-based M3 helps major drug companies to market products to physicians and to test new medicines, and assists employers of doctors and pharmacists in finding candidates. M3 has a market share of 80-90% in the area of digitally marketing directly to physicians, a service called online pharmaceutical detailing. With COVID-19 impairing face-to-face pharmaceutical marketing, demand for M3’s medical platform accelerated revenue and earnings growth over the course of the year. Specifically, M3 saw its 2021 fiscal year (ending in March) revenue growth increase to 29% year over year from 2020’s rate of 16%. Operating margins also expanded to 34% for the year, up from 26% for the previous year. Even the segments negatively affected by COVID-19, namely the clinical-research-organization support segment (Evidence Solution) and the jobs-matching service (Career Solution) grew revenue in the 8-11% range for the year. On top of the growth in demand for digital marketing, the company plans to expand both its product offering and its geographic footprint. We think M3 is an EGC based on the deliverability of its growth plan and the defensibility of its mission-critical offerings.

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Management Discussion of Fund Performance	March 31, 2021 (Unaudited)

Flutter Entertainment is an Ireland-headquartered, global sports-betting and gaming operator with a portfolio of leading international brands and operations. In 2020, Flutter used its financial strength to invest heavily in its future growth by completing two important transactions. First, Flutter completed its merger with The Stars Group, the world’s largest online poker site. Second, Flutter increased its ownership interest in U.S.-based FanDuel from 58% to 95%. These investments have effectively transformed the company. In 2020, pro forma revenue grew 27% overall, 96% of which is now generated online. The digital transformation is already beginning to pay off, as management raised its estimate of the U.S. total addressable market to $20 billion by 2025, thanks to higher-than-expected market penetration and player-spending patterns observed in the states entered in earlier years. The combination of future organic growth and acquisition investments, particularly in the U.S., have helped accelerate the company’s growth trajectory and expand its total addressable market.

Performance: Detractors

Among our detractors this fiscal year were Temenos and Grifols.

Temenos is a Switzerland-headquartered, dominant provider of banking software. The banking industry spends almost $50 billion a year on operating software for functions such as core banking, front office, compliance and fund administration. Presently, only 20% of that spend goes to third-party software providers. We believe margin pressures and the need to modernize IT infrastructure as highlighted by the pandemic will drive further adoption of third-party software. Despite being an industry leader, Temenos has a footprint in only 30% of the global Tier 1 and 2 banks, and a less than 5% share of wallet of its existing customers. The COVID-19 environment drove a collapse in both interest rates and economic activity, sparking credit concerns and making it difficult for Temenos’s customers to commit to large capital expenditures. Banks, particularly new customers to Temenos, delayed contract signings and implementations. This environment did not stop Temenos from investing in SaaS solutions, which negatively impacted margins in the period. However, we believe the economic recovery will reaccelerate spending on bank IT infrastructure and likely boost the number of new customers coming in 2021 as pent up demand is monetized. Longer term, the company’s value proposition will help customers save time, money, and headaches by becoming more agile, profitable, and able to focus on core banking activities such as streamlined operations, customer service channels, and digital solutions.

Spain-based Grifols is one of the largest integrated plasma companies in the world, and the only portfolio holding with a negative return for the year. Grifols operates more than 300 plasma collection centers globally and is a leader in the production of plasma-derived products, which are used in treatments for immunology, pulmonology, hematology and hepatology, with market demand growing at 5-7% per year. The COVID lockdowns prevented Grifols from operating its physical plasma collection centers are at full capacity. As such, gross margins fell nearly 400 basis points from 2019 to 2020. Going forward, we expect Grifols to return to pre-COVID profitability levels and for revenues to resume growing and reach new highs in 2022. We believe Grifols will outpace the market as the plasma business requires scale, and we believe the top three players (cumulatively about two-thirds of the market) will take additional share. Grifols has spent over €800 million on R&D in the last three years with investments in therapies for Alzheimer’s, Parkinson’s and macular degeneration. If Grifols is successful in even one of these areas, it will step up to meaningfully higher revenues and cash flows.

Additions

During the year ended March 31, 2021, we added five new positions to the International Equity Fund.

AJ Bell is a U.K.-based asset-management platform serving both Independent Financial Advisors and do-it-yourself retail investors. In the decades to come, nearly $2 trillion in retirement assets may find its way onto platforms such as AJ Bell. This trend toward platforms is also underpinned by a shift from defined-benefit plans to defined-contribution plans. Once a customer moves to the AJ Bell platform, he or she typically stays 20 years. With around 2% market share, AJ Bell has plenty of room to take share in a market that should grow for decades to come.

Atlassian is an Australia-based provider of project collaboration software and services. The company’s flagship product, Jira, is a workflow engine used by software developers and the rest of an organization to organize, discuss and complete projects. Atlassian’s growth strategy involves reaching software developers (of which there is a relevant pool of 23 million), then technology team members (100 million) and then knowledge workers generally (800 million). Currently, Atlassian has about 170,000 customers and it estimates that there are one million companies globally that are potential customers. We believe that Atlassian is an Exceptional Growth Company, as it is a dynamic, market-leading company with a significant and expanding franchise and a high-performance management team and corporate culture.

MercadoLibre, based in Argentina, operates the leading e-commerce shopping platform in Latin America, similar to Amazon.com. MercadoLibre is a company well known to Brown Capital as it has been held in our International Small Company Strategy since its inception seven years ago. Given that e-commerce is only 2.5% of total retail sales in Latin America, MercadoLibre has tremendous room for growth as it trends towards the 10%- plus penetration rate seen in the U.S. and Western Europe. We are particularly encouraged by the company’s significant investment in distribution as well as its shift into the sales of first-party goods, both of which reduce delivery times for customer orders. We believe there is a larger

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Management Discussion of Fund Performance	March 31, 2021 (Unaudited)

opportunity in the company’s payment platform, called MercadoPago, which is a solution for digital payments and banking services, particularly for micro merchants. We believe MercadoPago has an advantage as it can leverage the success of the MercadoLibre platform, which is well known in the markets is serves.

Tecan is a Switzerland-based manufacturer of analytical instruments. The company specializes in laboratory-automation components and systems that are used by research and diagnostic labs to prepare, separate and detect samples. Tecan also produces pumps and valves used in automated liquid handling, which improves laboratory throughput and efficiency. Tecan’s two markets—life science research and in-vitro diagnostics—each are about $55-60 billion (USD) and are growing at 3-5% per year. Tecan’s revenue has had a compound annual growth rate of 9% over the last five years. We think that Tecan is an Exceptional Growth Company as evidenced by its solid franchise with diagnostic equipment makers, impressive management team and solid long-term record.

Xero is an Australian company that runs a cloud-based solution for small-business accounting. We believe there is significant demand from small businesses to shift away from clunky desktop-based software, and Xero’s offering has allowed it to grow at more than 30% per year. We are excited by Xero’s go-to-market strategy of partnering with the bookkeepers of small businesses, who then go on to become advocates of the software. We are also positive on Xero’s ability to expand into new verticals, such as in monetizing payroll and invoice functions. Xero operates with attractive gross margins of 85%, and we believe this can eventually translate into operating margins around 30%. Currently, Xero’s operating margin is less than 10%, as is typical with early-stage cloud roll-outs.

Deletions

We exited three positions in the fiscal year, two during M&A activity—Ingenico and Qiagen—and one for fundamental reasons, Roche Holdings.

Firm Update

The last 12 months will long be remembered as one of the darkest periods in our lives, marked by disease, death and disruption. The personal stories of those affected are heartbreaking. Professionally, though, the last year turned out to be quite an exciting time of growth for Brown Capital, even as we transitioned to remote working. Our assets grew. As of March 31, 2021, we were entrusted with $17.6 billion in assets under management, up from $10.8 billion a year earlier, with capital appreciation comprising the bulk of that AUM growth along with flows into the international strategies. Our leadership team grew as well, when in the December quarter, Amy Perez Jackson, Managing Director in Sales/Client Service, joined the firm’s Management Committee. Finally, our brand grew, through a steady series of profiles and articles in top-tier publications including Barron’s, the Washington Post, Kiplinger’s and others, as well as through the introduction of our new logo and website in the most recent quarter. Our new look is the culmination of a lengthy project in which we asked some fundamental but often overlooked questions—What makes Brown Capital special? What are our shared beliefs? What makes us us? To help us articulate answers to these questions, we sought input from colleagues, consultants, industry experts and clients alike. As our redesigned website (browncapital.com) makes clear, we believe we are a firm Designed for Exceptional Investing, where our investment philosophy, our diverse team and our boutique culture are all intentionally aligned to achieve Exceptional results for clients.

Thank you for your continued support of Brown Capital Management.

Disclosures

MSCI EAFE Index (Europe, Australia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets the excluding U.S. and Canada.

MSCI AC World (ex US)-The MSCI All Country World Index excluding the U.S. is a free-float-adjusted Market Capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

You cannot invest directly in an index.

Past performance is not a guarantee of future results.

18	www.browncapital.com

The Brown Capital Management International Equity Fund

March 31, 2021 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at March 31, 2011. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Equity Fund (the “Fund”) Investor Class versus the MSCI EAFE Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2021)
						Total
							Net
	Average Annual Total Returns				Since	Annual	Annual
						Fund	Fund
	1 Year	3 Year	5 Year	10 Year	Inception	Operating	Operating
					5/28/99	Expenses	Expenses
The Brown Capital Management International
Equity Fund - Investor Class	40.73%	9.47%	8.66%	6.91%	4.97%	1.91%	1.25%
The Brown Capital Management International
Equity Fund - Institutional Class	41.03%	9.74%	8.98%	7.10%	5.06%	1.66%	1.00%
MSCI EAFE® Index	45.15%	6.54%	9.37%	6.02%	5.13%
Morningstar Foreign Large Growth Category	54.20%	11.11%	12.55%	7.81%	6.31%
IEF-Investor Percentile Ranking vs Total Funds in
M-Star Foreign Large Growth Category	87/440	65/381	93/318	65/223	N/A
IEF-Institutional Percentile Ranking vs Total
Funds in M-Star Foreign Large Growth Category	86/440	62/381	89/318	59/223	N/A

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 29, 2020. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Annual Report | March 31, 2021	19

The Brown Capital Management International Equity Fund

March 31, 2021 (Unaudited)

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

The Institutional Class of the Fund commenced operations on August 1, 2014. The historical performance shown for periods prior to August 1, 2014 was calculated synthetically using the performance and the fees and expenses of the Investor Class. If the Institutional Class had been available during the periods prior to August 1, 2014, the performance shown may have been different. Please refer to the Fund’s prospectus for further details concerning historical performance.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

Morningstar Foreign Large Growth Category – portfolios focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks. Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar or its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

20	www.browncapital.com

The Brown Capital Management International Equity Fund
Schedule of Investments	March 31, 2021

Shares		Value (Note 1)
COMMON STOCKS - 96.17%
	Argentina - 1.66%
735	MercadoLibre, Inc.(a)	$1,082,023

	Australia - 7.56%
5,990	Atlassian Corp. PLC(a)	1,262,452
13,434	Cochlear, Ltd.	2,152,693
14,032	REA Group, Ltd.	1,510,665
		4,925,810

	Canada - 2.57%
27,452	Descartes Systems Group, Inc.(a)	1,674,819

	Denmark - 8.03%
24,849	Chr Hansen Holding A/S(a)	2,257,985
21,947	Novo Nordisk A/S - Class B	1,486,891
12,031	SimCorp A/S	1,489,828
		5,234,704

	France - 4.63%
7,511	Dassault Systemes SE	1,606,612
5,555	EssilorLuxottica SA	904,521
5,897	Ipsen SA	505,864
		3,016,997

	Germany - 7.66%
18,219	Carl Zeiss Meditec AG	2,745,466
1,513	Rational AG	1,175,475
8,749	SAP SE	1,071,348
		4,992,289

	Hong Kong - 3.72%
492,146	Kingdee International Software Group Co., Ltd.	1,525,671
135,443	Kingsoft Corp., Ltd.	898,993
		2,424,664

	Ireland - 8.68%
16,683	DCC PLC	1,446,656
8,435	Flutter Entertainment PLC	1,813,159
12,197	ICON PLC(a)	2,395,125
		5,654,940

	Israel - 2.55%
6,444	Check Point Software Technologies, Ltd.(a)	721,534
7,267	CyberArk Software, Ltd.(a)	939,914
		1,661,448

	Italy - 1.48%
42,318	Azimut Holding SpA	964,491

	Japan - 13.11%
93,100	CyberAgent, Inc.	1,675,758
7,100	GMO Payment Gateway, Inc.	941,323
32,600	Kakaku.com, Inc.	889,158

Annual Report | March 31, 2021	21

The Brown Capital Management International Equity Fund
Schedule of Investments	March 31, 2021

Shares		Value (Note 1)
COMMON STOCKS - 96.17% (continued)
	Japan - 13.11% (continued)
27,200	M3, Inc.	$1,859,844
91,900	MonotaRO Co., Ltd.	2,484,972
58,433	Rakuten Group, Inc.	696,077
		8,547,132

	Mexico - 1.47%
126,927	Fomento Economico Mexicano SAB de CV	956,323

	Netherlands - 2.29%
17,156	Wolters Kluwer NV	1,491,214

	New Zealand - 0.48%
3,282	Xero, Ltd.(a)	315,419

	Spain - 3.21%
79,833	Grifols SA	2,090,545

	Switzerland - 13.94%
165	Chocoladefabriken Lindt & Spruengli AG	1,440,248
561	Givaudan SA	2,161,733
1,245	Partners Group Holding AG	1,589,922
3,447	Tecan Group AG	1,529,569
16,420	Temenos AG	2,363,583
		9,085,055

	United Kingdom - 13.13%
83,110	Abcam PLC(a)	1,593,752
242,712	AJ Bell PLC	1,403,666
39,089	Diageo PLC	1,610,993
85,601	Ocado Group PLC(a)	2,401,506
61,885	RELX PLC	1,551,881
		8,561,798

Total Common Stocks (Cost $47,450,742)		62,679,671

SHORT TERM INVESTMENTS - 4.39%
2,859,232	Dreyfus Government Cash Management Institutional Shares, 0.03%(b)	2,859,232

Total Short Term Investments (Cost $2,859,232)		2,859,232

Total Value of Investments (Cost $50,309,974) - 100.56%		65,538,903
Liabilities in Excess of Other Assets - (0.56)%		(361,989)
Net Assets - 100.00%		$65,176,914

(a)	Non-income producing investment.
(b)	Represents 7 day effective yield at March 31, 2021.

See Notes to Financial Statements.

22	www.browncapital.com

The Brown Capital Management International Equity Fund
Schedule of Investments	March 31, 2021

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value
Communication Services	6.25%	$4,075,581
Consumer Discretionary	9.19%	5,992,765
Consumer Staples	6.15%	4,007,564
Financials	6.07%	3,958,079
Health Care	26.50%	17,264,270
Industrials	12.50%	8,150,198
Information Technology	22.73%	14,811,496
Materials	6.78%	4,419,718
Short Term Investments	4.39%	2,859,232
Liabilities in Excess of Other Assets	(0.56)%	(361,989)
Total	100.00%	$65,176,914

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2021	23

The Brown Capital Management International Small Company Fund
Management Discussion of Fund Performance	March 31, 2021 (Unaudited)

International Small Company Fund – Investor and Institutional Classes

One year after the onset of the COVID-19 global pandemic forced economies to shut down, companies are now struggling to meet the demands of what is potentially the fastest global recovery in 30 years. Input prices across the Eurozone are rising at the quickest pace in more than a decade and delivery times of manufactured goods are at their longest since the onset of the pandemic. Consumer spending on durable goods in the U.S. jumped more than 18% year over year in January, and spending on both consumer nondurable and durable goods is now at record highs. With the global economic recovery and vaccine rollouts in motion, the International Small Company Fund lagged in the first quarter 2021 but outperformed for the year ending March 31, 2021. For the year, the International Small Company Fund returned 71.05% (Investor Shares), slightly outperforming the 70.42% return of the MSCI ACWI ex-US Small Cap Index.

Portfolio Review

No doubt, the pandemic has left some noticeable marks on the Fund. All of us have experienced the rapid adoption of new technology such as videoconferencing into our daily lives. However, we have observed that not all efficiency-boosting, pandemic-friendly software has been as quickly adopted by corporations and other organizations. Specifically, our team has noticed that large, strategically important capital outlays that require substantial investments of time and money have been delayed. This delay has negatively affected growth as new customers have been understandably apprehensive to take on transformational projects in an unprecedented operating environment, and one in which many are still working remote. Portfolio company SimCorp services the asset management industry and has used its net-cash balance sheet to invest in greater functionality. However, revenue growth from new customers has been negatively impacted from COVID-19-related capital-expenditure delays cited above. Longer term, we think investments made today, while not always recognized by the stock market, will result in higher revenue growth and cash flows. A rapid economic recovery should allow these scars to heal relatively quickly.

Much has changed in the last year and we are likely not returning to the way things were, which in some ways is a good thing, we would argue. For example, hospitals and their regulators have historically been averse to digitizing workflows. However, COVID has convinced them to increasingly adopt telemedicine and standard operating procedures that greatly reduce infections and promote efficiency. Portfolio holdings Nexus and Software Service help hospitals digitize workflows, saving time, money, headaches and even lives. In the DACH region (Germany, Austria and Switzerland) alone, we believe that digitization of hospital workflows could double just with the adoption of existing technology. Similarly, supply chains have been thrust into constant disarray since the onset of the pandemic, as countries have closed and reopened abruptly throughout 2020 and into 2021. We believe global supply chains will emerge smarter in time through greater adoption of technology that improves key aspects of logistics including routing, tracking and contingency planning—solutions provided by the likes of portfolio holdings Descartes Systems and Kinaxis.

Economic shocks and subsequent rebounds always bring about long-term opportunities, which is why strong balance sheets matter. At Brown Capital, we say Exceptional Growth Companies (EGC) have the financial wherewithal to become much larger in the future. Perhaps the best illustration of why financial strength matters comes from one of the hardest-hit industries—airlines. The industry is highly regulated, uses equipment produced by a handful of manufacturers, often functions like a public utility, and has relatively low ability for differentiation—hardly the hallmarks of the Exceptional Growth Companies in which we seek to invest. As of the first week of April 2020, U.S. passenger numbers had plummeted a breathtaking 95%, according to the TSA. Airline traffic is still about 50% lower in March 2021 than it was in March 2019. Given those headwinds (pun intended), we were surprised to hear that Southwest Airlines has expanded to 17 new locations. The reason? A Southwest executive explained that a net-cash balance sheet put the company in a position to make investments when others were pulling back.

Similarly, the International Small Company Fund currently has an aggregate net-cash balance sheet across the portfolio. This has allowed our companies to complete bolt-on acquisitions, consolidate leadership positions and make investments to widen competitive advantages that existed pre-pandemic. Portfolio holding Lectra, for example, has offered to buy major competitor Gerber Technology, cementing Lectra’s leadership position in the automated fabric-cutting industry. Dechra Pharmaceuticals has likewise used uncertainty to make acquisitions to strengthen its veterinary-products portfolio. This investment and others like it have immediate effects such as increasing revenues and earnings, but the longer-term effects will only be appreciated later through a stronger, more defensible market presence.

Performance: Contributors

Among the contributors this year were M3 and GW Pharmaceuticals.

Japan-based M3 helps major drug companies to market products to physicians and to test new medicines, and assists employers of doctors and pharmacists in finding candidates. M3 has a market share of 80-90% in the area of digitally marketing directly to physicians, a service called online pharmaceutical detailing. With COVID-19 impairing face-to-face pharmaceutical marketing, demand for M3’s medical platform accelerated revenue and earnings growth over the course of the year. Specifically, M3 saw its 2021 fiscal year (ending in March) revenue growth increase to 29% year over year from 2020’s rate of 16%. Operating margins also expanded to 34% for the year, up from 26% for the previous year. Even the segments

24	www.browncapital.com

The Brown Capital Management International Small Company Fund
Management Discussion of Fund Performance	March 31, 2021 (Unaudited)

negatively affected by COVID-19, namely the clinical-research-organization support segment (Evidence Solution) and the jobs-matching service (Career Solution) grew revenue in the 8-11% range for the year. On top of the growth in demand for digital marketing, the company plans to expand both its product offering and its geographic footprint. We think M3 is an EGC based on the deliverability of its growth plan and the defensibility of its mission-critical offerings.

GW Pharmaceuticals is a U.K.-based company that develops new medicines using proprietary research in the area of cannabinoids. During the first quarter of 2021, GW Pharmaceuticals received an offer to be acquired by Ireland-domiciled Jazz Pharmaceuticals. Throughout the life of the International Small Company Fund, we have received the same number of buyout offers for our companies as the number of companies we have sold outright—eight buyouts (including GW Pharma) and eight outright sells. Buyouts are often bittersweet moments for us, as the company’s long- term prospects are cashed in for shorter-term gains. To be clear, our intent is not to find takeout targets; however, it’s no wonder so many of our portfolio companies get acquired. EGC’s invest capital to create defensible market positions that others would rather not compete against. In the case of GW Pharmaceuticals, Jazz simply offered a roughly 50% premium to buy out the company in exchange for the long-term investments GW Pharma has made into its blockbuster drug Epidiolex and other drugs in the pipeline.

Performance: Detractors

Among the detractors this year were Esker SA and Wirecard.

Esker SA is a French software company that helps global firms (ideally with $1-5 billion in revenue) automate business-management processes, saving time, money and headaches. Esker’s primary focus is cloud-based document-process automation, which comprised virtually all of the company’s 2020 revenue of €112 million ($128 million USD). For example, Esker helps automate the activity of ordering items and completing the approval process to pay for those items. Esker enables its customers to automate and organize these document-handling processes, which often come in unstructured forms, including paper, faxes, emails with attached spreadsheets or PDFs, etc. Since our initial investment in Esker in the December 2020 quarter, the sell-off in technology stocks has hurt Esker’s share price. However, Esker’s solution requires relatively less upfront investment and we believe is relatively more easily adopted as companies look to adopt more digital transformation coming out of the pandemic. We also like Esker’s more than 80% recurring revenues, and the company’s longer-term growth prospects.

Wirecard AG was by far our leading detractor from performance this year. Wirecard is a payment-processing company based in Germany. During the June quarter, Wirecard reported accounting irregularities that delayed the release of the company’s 2019 audit. The auditors (Ernst & Young) could not finalize their audit because they could not confirm some trust account cash balances, which led us to question Wirecard’s financial position and ultimately to sell the position entirely on June 18. After our exit, Wirecard filed for bankruptcy protection on June 25. Prior to the outright sell, we had trimmed our exposure as a result of our ongoing due-diligence efforts and an unsatisfactory result from KPMG’s forensic audit released on April 28. Before that, we had decreased our exposure to Wirecard substantially as a result of our refresh process, which places research emphasis on companies with areas of concern. Over all, Wirecard contributed to the International Small Company Fund since our initial investment at the Fund’s inception, with the negative impact in 2020 mitigated in part from our trimming the position. We are, however, disappointed with the outcome of this investment from a research perspective. Based on the lessons from Wirecard, we have made improvements to our time-tested process. For example, we have streamlined our workflows across the team to further increase research timeliness and collaboration.

Additions

In addition to Esker, we initiated positions in three companies in the year ending March 31, 2021: AJ Bell, MIPS AB and SMS Co. Ltd.

In the June quarter, we added AJ Bell, a U.K.-based asset-management platform servicing both Independent Financial Advisors and DIY retail investors. In the decades to come, nearly $2 trillion in retirement assets may find their way onto platforms such as AJ Bell. We believe this trend toward platforms is also underpinned by a shift from defined-benefit plans to defined-contribution plans. Once a customer moves to the AJ Bell platform he or she typically stays 20 years. With around 2% market share, AJ Bell provides customers with the ability to manage their financial resources in a market that will hopefully grow for decades to come.

In the September quarter, we initiated a new position in MIPS AB, a Swedish company that develops and sells safety technology used in advanced helmets for sports (winter, cycling, and equestrian), motor racing and industrial safety. MIPS, which stands for Multidirectional Impact Protection System, is built to mitigate the effect of an angled impact to the head, which can cause harmful rotational forces on the brain, resulting in concussions or brain damage. The MIPS Brain Protection System (BPS) is found inside the helmet, generally between the comfort padding and the energy-reducing foam. The BPS reduces the rotational forces by allowing the helmet to slide relative to the head. We think that MIPS is likely to remain the industry safety standard while increasing the number of sports addressed, penetrating motor sports and developing the nascent industrial segment. We believe MIPS is an EGC because of its market position, brand value, high recurring revenue and profitability.

Annual Report | March 31, 2021	25

The Brown Capital Management International Small Company Fund
Management Discussion of Fund Performance	March 31, 2021 (Unaudited)

In the December quarter, we invested in SMS Co. Ltd., a Japan-based company that recruits and places health-care and nursing-home-care workers through its recruiting agents and its online jobs portal. The company’s legacy focus is on the placement of nurses, but over the years SMS has added lab specialists, medical equipment technicians, radiologists and nursing-home-care workers. In addition, through acquisitions, SMS has expanded its business model in Southeast Asia, including Singapore, Malaysia, the Philippines and Hong Kong. The aging of the population in Japan has created a labor shortage that is exacerbated by labor regulations, immigration and language challenges. These obstacles strengthen SMS’s value proposition to its customers. SMS is an innovative and dynamic small growth company that we expect to grow in its existing markets, and to expand to adjacent occupational verticals and geographies.

Deletions

In addition to eliminating Wirecard, we exited four other companies this fiscal year: Datalex, Emami, Famous Brands and Lifestyle International.

Firm Update

The last 12 months will long be remembered as one of the darkest periods in our lives, marked by disease, death and disruption. The personal stories of those affected are heartbreaking. Professionally, though, the last year turned out to be quite an exciting time of growth for Brown Capital, even as we transitioned to remote working. Our assets grew. As of March 31, 2021, we were entrusted with $17.6 billion in assets under management, up from $10.8 billion a year earlier, with capital appreciation comprising the bulk of that AUM growth along with flows into the international strategies. Our leadership team grew as well, when in the December quarter, Amy Perez Jackson, Managing Director in Sales/Client Service, joined the firm’s Management Committee. Finally, our brand grew, through a steady series of profiles and articles in top-tier publications including Barron’s, the Washington Post, Kiplinger’s and others, as well as through the introduction of our new logo and website in the most recent quarter. Our new look is the culmination of a lengthy project in which we asked some fundamental but often overlooked questions—What makes Brown Capital special? What are our shared beliefs? What makes us us? To help us articulate answers to these questions, we sought input from colleagues, consultants, industry experts and clients alike. As our redesigned website (browncapital.com) makes clear, we believe we are a firm Designed for Exceptional Investing, where our investment philosophy, our diverse team and our boutique culture are all intentionally aligned to achieve Exceptional results for clients.

Thank you for your continued support of Brown Capital Management.

Disclosures

MSCI All Country World ex US Small Cap Index is a free float-adjusted market capitulation weighted index that is designed to measure the equity market performance of small capitalization developed and emerging Markets, excluding the US. This Index captures small cap representation across 22 of 23 Developed Markets countries (excluding the US) and 24 Emerging Markets countries. With 4,226 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S.

You cannot invest directly in an index.

Past performance is not a guarantee of future results.

26	www.browncapital.com

The Brown Capital Management International Small Company Fund
March 31, 2021 (Unaudited)

Growth of a hypothetical $10,000 investment - Investor Class

This graph assumes an initial investment of $10,000 at September 30, 2015. All dividends and distributions are reinvested. This graph depicts the performance of The Brown Capital Management International Small Company Fund (the “Fund”) Investor Class versus the MSCI All Country World ex USA Small Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance (as of March 31, 2021)

	Average Annual Total Returns			Since	Total Annual
	1 Year	3 Year	5 Year	Inception	Fund Operating
				9/30/15	Expenses
The Brown Capital Management International Small	71.05%	15.98%	20.31%	18.96%	1.40%
Company Fund - Investor Class
The Brown Capital Management International Small	71.51%	16.27%	20.63%	19.27%	1.15%
Company Fund - Institutional Class
MSCI All Country World ex USA Small Cap Index	70.42%	7.02%	10.82%	10.98%
Morningstar Foreign Small/Mid	65.10%	8.62%	12.43%	12.08%
Growth Category
ISCF-Investor Percentile ranking vs. Total
Funds in M-Star Foreign Small/Mid	35/130	6/115	3/101	N/A
Growth Category
ISCF-Institutional Percentile ranking vs. Total Funds in
M-Star Foreign Small/Mid	33/310	4/115	2/101	N/A
Growth Category

The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

The expense ratios shown are from the Fund’s prospectus dated July 29, 2020. These numbers may vary from the expense ratios shown elsewhere in this report because it is based on a different time period.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Annual Report | March 31, 2021	27

The Brown Capital Management International Small Company Fund
March 31, 2021 (Unaudited)

Investing in the securities of international small companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established companies.

The MSCI All Country World ex USA Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This Index captures small cap representation across 22 of 23 Developed Markets countries (excluding the US) and 24 Emerging Markets countries. With 4,226 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S.

Morningstar Foreign Small/Mid Growth Category – Foreign small/mid-growth portfolios invest in international stocks that are smaller, growing faster, and higher-priced than other stocks. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan). Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields). These portfolios typically will have less than 20% of assets invested in U.S. stocks. Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers;(2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar or its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

You cannot invest directly in an index.

Note: Diversification does not eliminate the risk of experiencing investment losses.

28	www.browncapital.com

The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2021

Shares		Value (Note 1)
COMMON STOCKS - 97.42%
	Australia - 5.80%
793,166	REA Group, Ltd.	$85,391,091
1,639,700	WiseTech Global, Ltd.	36,179,835
		121,570,926
	Austria - 0.87%
408,340	Schoeller-Bleckmann Oilfield Equipment AG	18,316,472

	Canada - 8.45%
1,672,241	Descartes Systems Group, Inc.(a)	102,021,737
643,347	Kinaxis, Inc.(a)	75,080,187
		177,101,924
	Denmark - 8.15%
1,924,010	Ambu A/S - Class B	90,357,873
1,379,138	NNIT A/S(b)	23,133,297
461,548	SimCorp A/S	57,154,606
		170,645,776
	France - 11.79%
1,686,194	Albioma SA(b)	82,655,599
109,422	Esker SA	25,561,271
1,313,945	Interparfums SA	79,200,653
1,804,641	Lectra(b)	59,679,941
		247,097,464
	Germany - 13.01%
2,766,087	Evotec SE(a)	99,714,463
1,369,291	Nexus AG(b)	87,996,373
627,486	STRATEC SE(b)	84,770,545
		272,481,381
	Hong Kong - 2.10%
14,207,000	Kingdee International Software Group Co., Ltd.	44,042,230

	India - 0.79%
658,702	CRISIL, Ltd.	16,568,060

	Ireland - 1.44%
140,390	Flutter Entertainment PLC	30,177,767

	Israel - 2.84%
459,600	CyberArk Software, Ltd.(a)	59,444,664

	Italy - 1.73%
1,594,787	Azimut Holding SpA	36,347,596

	Japan - 11.79%
276,400	GMO Payment Gateway, Inc.	36,645,310
1,815,814	Hiday Hidaka Corp.	29,469,567
1,621,800	Kakaku.com, Inc.	44,234,238
530,500	M3, Inc.	36,273,791
922,246	SMS Co., Ltd.	28,152,553

Annual Report | March 31, 2021	29

The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2021

Shares		Value (Note 1)
COMMON STOCKS - 97.42% (continued)
	Japan - 11.79% (continued)
432,847	Software Service, Inc.(b)	$42,414,901
1,346,800	Towa Pharmaceutical Co., Ltd.	29,715,353
		246,905,713
	New Zealand - 2.61%
37,687,450	Pushpay Holdings, Ltd.(a)	54,747,664

	Sweden - 1.27%
370,406	MIPS AB	26,507,709

	Switzerland - 2.48%
40,692	Partners Group Holding AG	51,965,555

	United Kingdom - 22.30%
4,046,750	Abcam PLC(a)	77,602,179
8,639,639	AJ Bell PLC	49,965,239
1,638,399	Dechra Pharmaceuticals PLC	77,473,683
383,350	GW Pharmaceuticals PLC(a)(c)	83,148,615
713,043	Immunodiagnostic Systems Holdings PLC	1,966,012
2,301,340	PayPoint PLC	18,718,593
1,628,080	Playtech PLC(a)	9,918,367
4,205,132	Rightmove PLC(a)	33,751,435
31,488,816	Vectura Group PLC(a)(b)	50,182,764
1,450,592	Victrex PLC	44,195,491
1,280,214	Vitec Group PLC(a)	20,208,239
		467,130,617

Total Common Stocks (Cost $1,580,492,214)		2,041,051,518

SHORT TERM INVESTMENTS - 2.51%
52,563,937	Dreyfus Government Cash Management Institutional Shares, 0.03%(d)	52,563,937

Total Short Term Investments (Cost $52,563,937)		52,563,937

Total Value of Investments (Cost $1,633,056,151) - 99.93%		2,093,615,455
Other Assets in Excess of Liabilities - 0.07%		1,378,848
Net Assets - 100.00%		$2,094,994,303

(a)	Non-income producing investment.

(b)	Affiliated company - The Fund owns greater than 5% of the outstanding voting securities of this issuer. See Note 1 for more information.

(c)	American Depositary Receipt.

(d)	Represents 7 day effective yield at March 31, 2021.

See Notes to Financial Statements.

30	www.browncapital.com

The Brown Capital Management International Small Company Fund

Schedule of Investments	March 31, 2021

Summary of Investments by Sector (Unaudited)

Sector	% of Net Assets	Value
Business Services	22.61%	$474,088,158
Consumer Related	9.34%	195,482,302
Industrial Products & Systems	5.83%	122,191,904
Information/Knowledge Management	27.30%	571,702,068
Medical/Health Care	24.70%	517,457,804
Miscellaneous	7.64%	160,129,282
Short Term Investments	2.51%	52,563,937
Other Assets in Excess of Liabilities	0.07%	1,378,848
Total	100.00%	$2,094,994,303

The Fund’s classifications of issuers into sectors, industries and sub-industries may differ for financial reporting purposes than for other reporting and compliance purposes. The classifications for purposes of this financial report are unaudited.

Annual Report | March 31, 2021	31

The Brown Capital Management Mutual Funds

Statements of Assets and Liabilities	March 31, 2021

	Small Company Fund	Mid Company Fund	International Equity Fund	International Small Company Fund
Assets:
Unaffiliated Investments, at cost	$1,689,035,332	$21,756,720	$50,309,974	$1,296,975,237
Affiliated Investments, at cost	1,345,097,632	—	—	336,080,914
Unaffiliated Investments, at value (Note 1)	$4,858,437,448	$43,642,256	$65,538,903	$1,662,782,035
Affiliated Investments, at value (Note 1)	2,051,760,811	—	—	430,833,420
Total Investments, at value (Note 1)	$6,910,198,259	$43,642,256	$65,538,903	$2,093,615,455
Cash	—	—	—	8,556,144
Foreign Cash, at value	—	—	52,251*	396,354**
Receivables:
Investments sold	31,786,686	—	—	1,598,303
Fund shares sold	7,795,164	30,052	8,500	3,874,513
Dividends, interest and reclaims, at value	4,997	4,460	140,664*	1,748,020**
Prepaid expenses	50,468	13,787	11,293	21,325
Total Assets	6,949,835,574	43,690,555	65,751,611	2,109,810,114
Liabilities:
Payables:
Investments purchased	3,005,057	—	502,968	12,155,551
Fund shares redeemed	12,480,310	56,159	284	378,554
Foreign Capital Gains Tax	—	—	—	253,527
Accrued expenses:
Advisory fees	5,915,451	7,187	26,592	1,748,647
Administration fees	33,323	3,896	4,212	12,894
Custody fees	65,069	839	4,637	97,263
Transfer agent fees	129,609	13,839	13,706	18,759
12b-1 fees - Investor Class	373,568	2,945	748	36,846
Legal and audit fees	16,287	14,787	14,787	14,787
Printing fees	167,351	347	329	11,004
Other expenses	23,946	1,938	6,434	87,979
Total Liabilities	22,209,971	101,937	574,697	14,815,811
Net Assets	$6,927,625,603	$43,588,618	$65,176,914	$2,094,994,303
Net Assets Consist of:
Paid-in capital	$2,913,781,005	$21,096,038	$49,651,466	$1,568,220,609
Total distributable earnings (deficit)	4,013,844,598	22,492,580	15,525,448	526,773,694
Net Assets	$6,927,625,603	$43,588,618	$65,176,914	$2,094,994,303

See Notes to Financial Statements.

32	www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Assets and Liabilities	March 31, 2021

	Small Company Fund	Mid Company Fund	International Equity Fund		International Small Company Fund
Investor Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$125.17	$17.38	$17.51	(a)	$25.03	(a)
Net Assets	$2,145,380,106	$13,953,218	$3,613,180		$171,603,218
Shares Outstanding, no par value (unlimited shares authorized)	17,139,426	802,915	206,375		6,855,036
Institutional Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$128.45	$18.33	$17.59	(a)	$25.39	(a)
Net Assets	$4,782,245,497	$29,635,400	$61,563,734		$1,923,391,085
Shares Outstanding, no par value (unlimited shares authorized)	37,229,539	1,616,650	3,499,161		75,764,153

*	At Cost; $52,270 for Foreign Cash and $137,560 for dividends and reclaims.

**	At Cost; $397,825 for Foreign Cash and $1,759,338 for dividends and reclaims.

(a)	Redemption price per share may be reduced for any applicable redemption fees (see Note 1).

See Notes to Financial Statements.

Annual Report | March 31, 2021	33

The Brown Capital Management Mutual Funds

Statements of Operations	For the Year Ended March 31, 2021

	Small Company Fund	Mid Company Fund	International Equity Fund	International Small Company Fund
Investment Income:
Dividends	$13,066,165	$155,784	$410,229	$7,924,709
Dividends from affiliated investments	1,961,357	—	—	2,530,560
Foreign taxes withheld	—	—	(44,067)	(1,040,140)
Total Investment Income	15,027,522	155,784	366,162	9,415,129

Expenses:
Advisory fees (Note 2)	64,453,189	295,999	392,310	14,515,364
Administration fees (Note 2)	346,263	11,946	11,177	110,967
Transfer agent fees (Note 2)	1,354,148	50,163	48,685	102,921
Custody fees	350,375	5,044	32,348	475,778
Registration fees	100,122	40,180	41,984	140,228
12b-1 Fees - Investor Class (Note 2)	4,368,810	29,491	7,870	275,927
Legal fees (Note 2)	41,538	41,538	41,538	41,538
Audit and tax preparation fees	16,500	15,000	15,000	15,000
Trustees’ fees and expenses (Note 2)	66,579	66,579	66,579	66,579
Compliance services fees (Note 2)	13,500	13,500	13,500	13,500
Printing fees	461,802	2,516	2,420	29,819
Other expenses	52,046	6,034	7,283	36,996
Total Expenses	71,624,872	577,990	680,694	15,824,617
Expenses waived by Advisor - Investor Class (Note 2)	—	(57,686)	(17,157)	—
Expenses waived by Advisor - Institutional Class (Note 2)	—	(135,102)	(218,754)	—
Net Expenses	71,624,872	385,202	444,783	15,824,617
Net Investment Loss	(56,597,350)	(229,418)	(78,621)	(6,409,488)
Realized and Unrealized Gain/(Loss) on:
Net realized gain from investments	164,670,755	1,596,940	1,910,004	89,370,629
Net realized gain from affiliated investments	348,121,846	—	—	—
Net realized loss from foreign currency transactions	—	—	(25,238)	(157,043)
Net realized loss from foreign capital gains tax	—	—	—	(640,315)
Net change in unrealized appreciation of investments	1,561,487,136	16,673,776	9,812,393	434,596,880
Net change in unrealized appreciation of affiliated investments	715,525,271	—	—	103,081,601
Net change in unrealized appreciation/(depreciation) of foreign currency translations	—	—	2,227	(17,676)
Net change in unrealized foreign capital gains tax	—	—	—	(253,527)
Net Realized and Unrealized Gain on Investments and Foreign Currencies	2,789,805,008	18,270,716	11,699,386	625,980,549
Net Increase in Net Assets Resulting From Operations	$2,733,207,658	$18,041,298	$11,620,765	$619,571,061

See Notes to Financial Statements.

34	www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Small Company Fund		Mid Company Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Operations:
Net investment loss	$(56,597,350)	$(49,119,567)	$(229,418)	$(148,411)
Net realized gain from investments	512,792,601	514,001,416	1,596,940	1,447,247
Net change in unrealized appreciation/(depreciation) of investments	2,277,012,407	(875,197,101)	16,673,776	(1,998,047)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,733,207,658	(410,315,252)	18,041,298	(699,211)
Distributions to Shareholders: (Note 4)
Investor	(168,282,387)	(177,331,411)	(350,475)	(459,388)
Institutional	(340,087,953)	(248,789,747)	(765,716)	(835,919)
Net Decrease in Net Assets from Distributions	(508,370,340)	(426,121,158)	(1,116,191)	(1,295,307)
Capital Share Transactions:
Shares sold
Investor	360,505,358	309,419,579	3,249,979	2,623,832
Institutional	1,204,776,153	954,018,001	4,400,334	3,322,109
Reinvested dividends and distributions
Investor	162,787,139	171,800,723	348,600	454,795
Institutional	323,107,850	236,196,902	764,223	835,919
Shares redeemed
Investor	(915,864,440)	(620,483,428)	(2,189,078)	(3,312,469)
Institutional	(910,052,299)	(810,588,840)	(4,027,870)	(1,453,601)
Net Increase in Net Assets Resulting from Capital Share Transactions	225,259,761	240,362,937	2,546,188	2,470,585
Net Increase/(Decrease) in Net Assets	2,450,097,079	(596,073,473)	19,471,295	476,067
Net Assets:
Beginning of Year	4,477,528,524	5,073,601,997	24,117,323	23,641,256
End of Year	$6,927,625,603	$4,477,528,524	$43,588,618	$24,117,323

See Notes to Financial Statements.

Annual Report | March 31, 2021	35

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	Small Company Fund		Mid Company Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Share Information:
Investor Class:
Shares sold	2,989,503	3,105,662	205,560	208,216
Reinvested distributions	1,292,782	1,755,577	20,924	36,181
Shares redeemed	(7,716,920)	(6,334,307)	(138,892)	(263,968)
Net Increase/(Decrease) in Capital Shares	(3,434,635)	(1,473,068)	87,592	(19,571)
Shares Outstanding, Beginning of Year	20,574,061	22,047,129	715,323	734,894
Shares Outstanding, End of Year	17,139,426	20,574,061	802,915	715,323
Share Information:
Institutional Class:
Shares sold	9,863,728	9,391,926	306,759	267,943
Reinvested distributions	2,501,803	2,362,441	43,521	63,327
Shares redeemed	(7,318,442)	(7,967,724)	(234,081)	(110,243)
Net Increase in Capital Shares	5,047,089	3,786,643	116,199	221,027
Shares Outstanding, Beginning of Year	32,182,450	28,395,807	1,500,451	1,279,424
Shares Outstanding, End of Year	37,229,539	32,182,450	1,616,650	1,500,451

See Notes to Financial Statements.

36	www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	International Equity Fund		International Small Company Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Operations:
Net investment income/(loss)	$(78,621)	$239,757	$(6,409,488)	$44,887
Net realized gain/(loss) from investments and foreign currency transactions	1,884,766	875,453	88,573,271	(1,096,650)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency transactions	9,814,620	(2,734,205)	537,407,278	(102,783,571)
Net Increase/(Decrease) in Net Assets Resulting from Operations	11,620,765	(1,618,995)	619,571,061	(103,835,334)
Distributions to Shareholders: (Note 4)
Investor	(107,359)	(21,640)	(1,038,050)	(162,557)
Institutional	(1,386,322)	(264,854)	(12,661,066)	(2,447,394)
Net Decrease in Net Assets from Distributions	(1,493,681)	(286,494)	(13,699,116)	(2,609,951)
Capital Share Transactions:
Shares sold
Investor	1,500,927	914,429	117,941,358	45,345,793
Institutional	26,640,428	1,642,150	812,114,128	518,335,181
Reinvested dividends and distributions
Investor	64,852	10,214	998,275	155,701
Institutional	1,210,392	248,504	10,858,788	2,372,329
Shares redeemed, net of redemption fees (Note 1)
Investor	(1,125,239)	(1,441,533)	(39,442,046)	(26,034,167)
Institutional	(1,556,425)	(7,123,375)	(157,324,887)	(52,439,938)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	26,734,935	(5,749,611)	745,145,616	487,734,899
Net Increase/(Decrease) in Net Assets	36,862,019	(7,655,100)	1,351,017,561	381,289,614
Net Assets:
Beginning of Year	28,314,895	35,969,995	743,976,742	362,687,128
End of Year	$65,176,914	$28,314,895	$2,094,994,303	$743,976,742

See Notes to Financial Statements.

Annual Report | March 31, 2021	37

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

	International Equity Fund		International Small Company Fund
	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020
Share Information:
Investor Class:
Shares sold	89,341	64,357	5,109,693	2,634,488
Reinvested distributions	3,753	680	42,157	8,892
Shares redeemed	(69,545)	(100,372)	(1,721,303)	(1,620,764)
Net Increase/(Decrease) in Capital Shares	23,549	(35,335)	3,430,547	1,022,616
Shares Outstanding, Beginning of Year	182,826	218,161	3,424,489	2,401,873
Shares Outstanding, End of Year	206,375	182,826	6,855,036	3,424,489
Share Information:
Institutional Class:
Shares sold	1,504,182	116,166	35,698,765	30,554,832
Reinvested distributions	69,763	16,501	452,450	133,775
Shares redeemed	(93,927)	(514,380)	(6,862,417)	(3,279,532)
Net Increase/(Decrease) in Capital Shares	1,480,018	(381,713)	29,288,798	27,409,075
Shares Outstanding, Beginning of Year	2,019,143	2,400,856	46,475,355	19,066,280
Shares Outstanding, End of Year	3,499,161	2,019,143	75,764,153	46,475,355

See Notes to Financial Statements.

38	www.browncapital.com

The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

Investor Class	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Net Asset Value, Beginning of Year	$83.73	$99.54	$95.37	$79.90	$67.50
Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(1.22)	(1.07)	(0.99)	(0.88)	(0.63)
Net Realized and Unrealized Gain/(Loss) on Investments	52.60	(6.21)	10.86	21.65	17.10
Total from Investment Operations	51.38	(7.28)	9.87	20.77	16.47
Less Distributions:
Distributions (from capital gains)	(9.94)	(8.53)	(5.70)	(5.30)	(4.07)
Total Distributions	(9.94)	(8.53)	(5.70)	(5.30)	(4.07)
Net Asset Value, End of Year	$125.17	$83.73	$99.54	$95.37	$79.90

Total Return(b)	61.30%	(8.55%)	11.05%	26.54%	24.75%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$2,145,380	$1,722,739	$2,194,657	$2,099,756	$2,049,694
Average Net Assets for the Year (000s)	$2,185,619	$2,193,187	$2,241,764	$2,074,586	$2,021,964
Ratio of Expenses to Average Net Assets(c)	1.24%	1.25%	1.25%	1.25%	1.28%
Ratio of Net Investment Loss to Average Net Assets	(1.01%)	(1.05%)	(0.97%)	(0.98%)	(0.84%)
Portfolio Turnover Rate	9%	17%	17%	12%	14%

(a)	Calculated using average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.

Annual Report | March 31, 2021	39

The Brown Capital Management Small Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

Institutional Class	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Net Asset Value, Beginning of Year	$85.60	$101.39	$96.83	$80.91	$68.17
Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(1.00)	(0.88)	(0.80)	(0.71)	(0.49)
Net Realized and Unrealized Gain/(Loss) on Investments	53.79	(6.38)	11.06	21.93	17.30
Total from Investment Operations	52.79	(7.26)	10.26	21.22	16.81
Less Distributions:
Distributions (from capital gains)	(9.94)	(8.53)	(5.70)	(5.30)	(4.07)
Total Distributions	(9.94)	(8.53)	(5.70)	(5.30)	(4.07)
Net Asset Value, End of Year	$128.45	$85.60	$101.39	$96.83	$80.91

Total Return(b)	61.61%	(8.37%)	11.29%	26.77%	25.01%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$4,782,245	$2,754,789	$2,878,945	$2,420,961	$1,533,407
Average Net Assets for the Year (000s)	$4,266,513	$3,096,903	$2,770,899	$1,956,032	$1,091,159
Ratio of Expenses to Average Net Assets	1.04%	1.05%	1.05%	1.05%	1.08%
Ratio of Net Investment Loss to Average Net Assets	(0.81%)	(0.85%)	(0.77%)	(0.78%)	(0.65%)
Portfolio Turnover Rate	9%	17%	17%	12%	14%

(a)	Calculated using average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

40	www.browncapital.com

The Brown Capital Management Mid Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

Investor Class	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Net Asset Value, Beginning of Year	$10.52	$11.40	$11.17	$11.90	$11.42
Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.12)	(0.09)	(0.07)	(0.07)	(0.06)
Net Realized and Unrealized Gain/(Loss) on Investments	7.43	(0.18)	1.44	1.76	1.15
Total from Investment Operations	7.31	(0.27)	1.37	1.69	1.09
Less Distributions:
Distributions (from capital gains)	(0.45)	(0.61)	(1.14)	(2.42)	(0.61)
Total Distributions	(0.45)	(0.61)	(1.14)	(2.42)	(0.61)
Net Asset Value, End of Year	$17.38	$10.52	$11.40	$11.17	$11.90

Total Return(b)	69.70%	(3.22%)	13.93%	14.90%	9.83%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$13,953	$7,527	$8,381	$8,369	$8,569
Average Net Assets for the Year (000s)	$11,814	$9,370	$8,338	$8,316	$9,848
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements(c)	1.64%	1.84%	2.05%	2.00%	1.96%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of Net Investment Loss to Average Net Assets	(0.75%)	(0.71%)	(0.64%)	(0.56%)	(0.53%)
Portfolio Turnover Rate	10%	12%	25%	28%	45%

(a)	Calculated using average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.

Annual Report | March 31, 2021	41

The Brown Capital Management Mid Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

Institutional Class	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Net Asset Value, Beginning of Year	$11.06	$11.93	$11.60	$12.25	$11.70
Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.08)	(0.06)	(0.05)	(0.04)	(0.03)
Net Realized and Unrealized Gain/(Loss) on Investments	7.80	(0.20)	1.52	1.81	1.19
Total from Investment Operations	7.72	(0.26)	1.47	1.77	1.16
Less Distributions:
Distributions (from capital gains)	(0.45)	(0.61)	(1.14)	(2.42)	(0.61)
Total Distributions	(0.45)	(0.61)	(1.14)	(2.42)	(0.61)
Net Asset Value, End of Year	$18.33	$11.06	$11.93	$11.60	$12.25

Total Return(b)	70.00%	(2.99%)	14.29%	15.14%	10.20%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$29,635	$16,590	$15,260	$12,217	$11,432
Average Net Assets for the Year (000s)	$27,706	$17,753	$13,043	$11,502	$10,675
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.39%	1.59%	1.81%	1.75%	1.72%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Loss to Average Net Assets	(0.51%)	(0.46%)	(0.39%)	(0.31%)	(0.27%)
Portfolio Turnover Rate	10%	12%	25%	28%	45%

(a)	Calculated using average shares method.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

42	www.browncapital.com

The Brown Capital Management International Equity Fund

Financial Highlights	For a share outstanding throughout the years presented.

Investor Class	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Net Asset Value, Beginning of Year	$12.83	$13.71	$13.96	$12.38	$12.41
Income/(Loss) from Investment Operations:
Net Investment Income/(Loss)(a)	(0.07)	0.06	0.10	0.10	0.16
Net Realized and Unrealized Gain/(Loss) on Investments	5.29	(0.85)	(0.26)	1.59	0.02
Total from Investment Operations	5.22	(0.79)	(0.16)	1.69	0.18
Less Distributions:
Distributions (from net investment income)	—	(0.09)	(0.10)	(0.11)	(0.21)
Distributions (from capital gains)	(0.54)	—	—	—	—
Total Distributions	(0.54)	(0.09)	(0.10)	(0.11)	(0.21)
Redemption Fees Added to Paid-in Capital (Note 1)(a)	0.00 (b)	0.00 (b)	0.01	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$17.51	$12.83	$13.71	$13.96	$12.38

Total Return(c)	40.73%	(5.85%)	(0.99%)	13.64%	1.60%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$3,613	$2,346	$2,991	$2,879	$3,696
Average Net Assets for the Year (000s)	$3,151	$3,162	$2,930	$3,091	$4,479
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements(d)	1.79%	1.91%	1.83%	1.76%	1.87%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements(d)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.42%)	0.42%	0.72%	0.77%	1.33%
Portfolio Turnover Rate	11%	25%	28%	5%	2%

(a)	Calculated using average shares method.
(b)	Less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

See Notes to Financial Statements.

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The Brown Capital Management International Equity Fund

Financial Highlights	For a share outstanding throughout the years presented.

Institutional Class	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Net Asset Value, Beginning of Year	$12.86	$13.74	$13.98	$12.38	$12.38
Income/(Loss) from Investment Operations:
Net Investment Income/(Loss)(a)	(0.03)	0.10	0.13	0.11	0.19
Net Realized and Unrealized Gain/(Loss) on Investments	5.30	(0.86)	(0.26)	1.62	0.05
Total from Investment Operations	5.27	(0.76)	(0.13)	1.73	0.24
Less Distributions:
Distributions (from net investment income)	—	(0.12)	(0.12)	(0.13)	(0.24)
Distributions (from capital gains)	(0.54)	—	—	—	—
Total Distributions	(0.54)	(0.12)	(0.12)	(0.13)	(0.24)
Redemption Fees Added to Paid-in Capital (Note 1)(a)	0.00 (b)	0.00 (b)	0.01	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$17.59	$12.86	$13.74	$13.98	$12.38

Total Return(c)	41.03%	(5.63%)	(0.71%)	13.97%	2.09%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$61,564	$25,969	$32,979	$35,967	$29,239
Average Net Assets for the Year (000s)	$40,540	$31,739	$35,068	$33,521	$29,244
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.54%	1.66%	1.58%	1.51%	1.61%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.16%)	0.71%	0.97%	0.83%	1.56%
Portfolio Turnover Rate	11%	25%	28%	5%	2%

(a)	Calculated using average shares method.
(b)	Less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

44	www.browncapital.com

The Brown Capital Management International Small Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

Investor Class	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Net Asset Value, Beginning of Year	$14.75	$16.76	$16.27	$11.70	$10.31
Income/(Loss) from Investment Operations:
Net Investment Loss(a)	(0.15)	(0.03)	(0.05)	(0.05)	(0.03)
Net Realized and Unrealized Gain/(Loss) on Investments	10.62	(1.93)	0.58	4.66	1.64
Total from Investment Operations	10.47	(1.96)	0.53	4.61	1.61
Less Distributions:
Distributions (from capital gains)	(0.19)	(0.05)	(0.04)	(0.04)	(0.22)
Total Distributions	(0.19)	(0.05)	(0.04)	(0.04)	(0.22)
Redemption Fees Added to Paid-in Capital (Note 1)(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	—
Net Asset Value, End of Year	$25.03	$14.75	$16.76	$16.27	$11.70

Total Return(c)	71.05%	(11.72%)	3.32%	39.49%	15.84%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$171,603	$50,516	$40,248	$3,417	$891
Average Net Assets for the Year (000s)	$110,704	$51,728	$23,846	$1,465	$590
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements(d)	1.32%	1.39%	1.75%	3.73%	7.99%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements(d)	1.32%	1.39%	1.46%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.68%)	(0.15%)	(0.34%)	(0.36%)	(0.28%)
Portfolio Turnover Rate	18%	4%	7%	3%	11%

(a)	Calculated using average shares method.
(b)	Less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on September 30, 2015.

See Notes to Financial Statements.

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The Brown Capital Management International Small Company Fund

Financial Highlights	For a share outstanding throughout the years presented.

Institutional Class	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020		For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Net Asset Value, Beginning of Year	$14.92	$16.91		$16.38	$11.75	$10.32
Income/(Loss) from Investment Operations:
Net Investment Income/(Loss)(a)	(0.10)	0.00	(b)	(0.01)	(0.03)	0.00 (b)
Net Realized and Unrealized Gain/(Loss) on Investments	10.76	(1.94)		0.58	4.70	1.65
Total from Investment Operations	10.66	(1.94)		0.57	4.67	1.65
Less Distributions:
Dividends (from net investment income)	—	(0.00	)(b)	—	—	—
Distributions (from capital gains)	(0.19)	(0.05)		(0.04)	(0.04)	(0.22)
Total Distributions	(0.19)	(0.05)		(0.04)	(0.04)	(0.22)
Redemption Fees Added to Paid-in Capital (Note 1)(a)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	—
Net Asset Value, End of Year	$25.39	$14.92		$16.91	$16.38	$11.75

Total Return(c)	71.51%	(11.48%)		3.54%	39.84%	16.21%

Ratios/Supplemental Data:
Net Assets, End of Year (000s)	$1,923,391	$693,460		$322,439	$27,547	$5,225
Average Net Assets for the Year (000s)	$1,344,547	$598,865		$107,782	$14,171	$3,772
Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reimbursements	1.07%	1.14%		1.41%	3.09%	7.83%
Ratio of Expenses to Average Net Assets Including Fee Waivers and Reimbursements	1.07%	1.14%		1.19%	1.25%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.42%)	0.02%		(0.04%)	(0.22%)	0.03%
Portfolio Turnover Rate	18%	4%		7%	3%	11%

(a)	Calculated using average shares method.
(b)	Less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2021

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management Mid Company Fund (“Mid Company Fund”), The Brown Capital Management International Equity Fund (“International Equity Fund”) and The Brown Capital Management International Small Company Fund (“International Small Company Fund”) (each a “Fund” and collectively the “Funds”) are each a series portfolio of Brown Capital Management Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as a diversified, open-end management investment company, as those terms are defined in the 1940 Act.

The primary investment objective of the Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Small Company Fund seeks to achieve its investment objective principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011, the Fund began to offer Institutional Shares.

The primary investment objective of the Mid Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Mid Company Fund seeks to achieve its investment objective by investing in equity securities of companies that have total operating revenues of $500 million to $5 billion at the time of initial investment. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On December 15, 2011, the Fund began to offer Institutional Shares.

The primary investment objective of the International Equity Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Equity Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies. Prior to December 1, 2011, the Fund offered one class of shares. On that date the share class of the Fund was converted to Investor Shares. On August 1, 2014, the Fund began to offer Institutional Shares.

The primary investment objective of the International Small Company Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Small Company Fund seeks to achieve its investment objective by investing in equity securities of non-U.S. based companies with total operating revenues of $500 million or less at the time of the initial investment. The Fund commenced operations on September 30, 2015 and offers Investor and Institutional shares classes.

Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments and foreign currencies were allocated to each class of shares based upon its relative net assets.

The following accounting policies have been consistently followed by the Funds and are in conformity with United States generally accepted accounting principles (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

Investment Valuation

The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time, Monday through Friday. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Other securities that are traded in the domestic over-the-counter market and listed securities for which last sales price is available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees. Fair value pricing may be used, for example, in situations where (i) a security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security prior to a Fund’s net asset value calculation; (iii) the exchange on which the security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2021

observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2021:

Small Company Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$6,752,462,652	$—	$—	$6,752,462,652
Short Term Investments	157,735,607	—	—	157,735,607
Total	$6,910,198,259	$—	$—	$6,910,198,259

Mid Company Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$43,236,085	$—	$—	$43,236,085
Short Term Investments	406,171	—	—	406,171
Total	$43,642,256	$—	$—	$43,642,256

International Equity Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$62,679,671	$—	$—	$62,679,671
Short Term Investments	2,859,232	—	—	2,859,232
Total	$65,538,903	$—	$—	$65,538,903

International Small Company Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,041,051,518	$—	$—	$2,041,051,518
Short Term Investments	52,563,937	—	—	52,563,937
Total	$2,093,615,455	$—	$—	$2,093,615,455

*	See Schedule of Investments for sector/country classifications.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value with respect to the International Small Company Fund:

Asset Type	Balance as of March 31, 2020*	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of March 31, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2021
Common Stock	$—	$—	$—	$(5,175,214)	$5,888,119	$62,358	$(775,263)	$—	$—	$—	$—
	$—	$—	$—	$(5,175,214)	$5,888,119	$62,358	$(775,263)	$—	$—	$—	$—

*	Security transferred in at zero value

For the other Funds there were no securities classified as Level 3 securities during the year, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used are not applicable for these Funds.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2021

Foreign Currency Translation (International Equity Fund and International Small Company Fund)

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain/(loss) or unrealized appreciation/(depreciation) from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign taxes withheld, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

In-Kind Subscriptions

On August 4, 2020, the International Small Company Fund received portfolio securities rather than cash as payment for certain subscriptions of Fund shares (in-kind subscriptions). The proceeds for the in-kind subscriptions, which are included in Shares Sold in the Statements of Changes in Net Assets, were $29,795,780 and represented 2.45% of the Fund’s net assets on August 4, 2020.

Affiliated Companies

If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended March 31, 2021, the Small Company Fund and International Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the tables below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2021

Small Company Fund

Security Name	Market Value as of March 31, 2020	Purchases	Sales	Market Value as of March 31, 2021*	Share Balance as of March 31, 2021	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
American Software, Inc., Class A	$26,122,470	$—	$—	$38,053,141	1,838,316	$808,859	$11,930,671	$—
AppFolio Inc., Class A	100,402,649	79,973,852	—	218,298,152	1,543,725	—	37,921,651	—
Cardiovascular Systems, Inc.	110,492,923	—	—	120,315,214	3,138,112	—	9,822,291	—
DMC Global, Inc.	28,840,113	—	—	68,008,019	1,253,373	—	39,167,906	—
Glaukos Corp.	75,934,857	49,631,342	—	301,891,006	3,596,938	—	176,324,807	—
Inogen, Inc.	98,627,412	—	—	100,269,293	1,909,164	—	1,641,881	—
iRhythm Technologies Inc.	146,502,808	—	(73,696,083)	200,800,586	1,446,065	—	84,486,212	43,507,649
Ironwood Pharmaceuticals Inc.	100,700,400	—	—	111,578,837	9,980,218	—	10,878,437	—
Neogen Corp.	237,647,963	—	—	315,338,520	3,547,514	—	77,690,557	—
NextGen Healthcare Inc.	45,139,992	—	—	78,259,947	4,323,754	—	33,119,955	—
OrthoPediatrics Corp.	27,898,117	28,528,701	—	59,975,273	1,230,262	—	3,548,455	—
PROS Holdings, Inc.	105,205,508	—	—	144,093,912	3,390,445	—	38,888,404	—
Proto Labs, Inc.	158,903,865	—	(92,728,351)	206,708,246	1,697,809	—	81,337,853	59,194,879
Vocera Communications, Inc.	48,693,316	—	—	88,170,665	2,292,529	—	39,477,349	—
				$2,051,760,811	41,188,224	$808,859	$646,236,429	$102,702,528
Investments no longer affiliated as of March 31, 2021
Balchem Corp.	$185,585,702	$—	$(114,889,139)	$83,120,870	662,793	$492,197	$(40,926,072)	$53,350,379
Helios Technologies, Inc.	111,667,233	—	(48,735,768)	106,678,328	1,463,954	660,301	65,126,829	(21,379,966)
Q2 Holdings, Inc.	151,035,024	—	—	256,242,963	2,557,315	—	105,207,939	—
Quidel Corp.	241,985,657	—	(249,282,741)	146,031,967	1,141,499	—	(60,119,854)	213,448,905
				$592,074,128	5,825,561	$1,152,498	$69,288,842	$245,419,318

GRAND TOTAL				$2,643,834,939	47,013,785	$1,961,357	$715,525,271	$348,121,846

International Small Company Fund

Security Name	Market Value as of March 31, 2020	Purchases	Sales	Market Value as of March 31, 2021*	Share Balance as of March 31, 2021	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Albioma SA	$31,835,496	$29,476,374	$—	$82,655,599	1,686,194	$925,679	$21,343,729	$—
Lectra	11,734,750	29,359,322	—	59,679,941	1,804,641	328,725	18,585,869	—
Nexus AG	19,531,877	40,311,733	—	87,996,373	1,369,291	128,643	28,152,763	—
NNIT A/S	8,719,263	12,705,506	—	23,133,297	1,379,138	515,982	1,708,528	—
Software Service, Inc.	18,637,010	18,024,674	—	42,414,901	432,847	280,893	5,753,217	—
STRATEC SE	25,408,635	39,528,381	—	84,770,545	627,486	350,638	19,833,529	—
Vectura Group PLC	13,318,261	29,160,537	—	50,182,764	31,488,816	—	7,703,966	—
				$430,833,420	38,788,413	$2,530,560	$103,081,601	$—

*	See Schedule of Investments for sector/country classifications.

Annual Report | March 31, 2021	51

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2021

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the high cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measurement. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds’ are charged to the operations of such class.

Dividend Distributions

Each of the Funds may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

Fees on Redemptions

Shares of the International Equity Fund and the International Small Company Fund will be assessed a fee of 2.00% of the redemption amount if such shares are redeemed within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to offset the cost of liquidating a shareholders’ investment in the Fund, discourage short-term trading of shares, and protect long-term shareholders – the redemption fee is not a sales charge of other fee intended to finance sales or marketing expenses. No redemption fee will be imposed on redemptions initiated by the Funds. During the year ended March 31, 2021, the International Equity Fund and the International Small Company Fund had redemption fees of $813 and $96,150, respectively.

2. TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDERS

Advisor

Each Fund pays a monthly advisory fee to Brown Capital Management, LLC (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the following annual rates:

	Advisory Fees
Fund	Average Net Assets	Rate	Expense Limitation Ratio	Advisory Fees Waived	Expenses Reimbursed
Small Company Fund	On all assets	1.00%	1.25%	$—	$—
Mid Company Fund	On all assets	0.75%	0.90%	192,788	—
International Equity Fund	First $100 million	0.90%	1.00%
	Over $100 million	0.75%	1.00%	235,911	—
International Small Company Fund	On all assets	1.00%	1.15%	—	—

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2021

In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) do not exceed certain limits, which are (at the time this report is being produced) for the Small Company Fund, the Mid Company Fund, the International Equity Fund and the International Small Company Fund, 1.25%, 0.90%, 1.00% and 1.15% of the average daily net assets of those Funds, respectively.

Each of the Funds may reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements during any of the previous three (3) years, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the lesser of the percentage limits in place at the time of the waiver and/or reimbursement or current waiver and/or reimbursement arrangement. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular fund’s assets exceed $20 million for the Small Company Fund, the International Equity Fund, and the International Small Company Fund, or $15 million for the Mid Company Fund; (ii) the particular fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Fund	Expires 2022	Expires 2023	Expires 2024
Small Company Fund	$—	$—	$—
Mid Company Fund	194,100	188,023	192,788
International Equity Fund	219,436	232,056	235,911
International Small Company Fund	301,524	—	—

Administrator

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee.

Compliance Services

The principal owner of Watermark Solutions, LLC serves as the Trust’s Chief Compliance Officer pursuant to an agreement with the Trust. As compensation for its services to the Trust, Watermark Solutions, LLC receives an annual compliance services fee. ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement for these services.

Transfer Agent

ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds pursuant to a Transfer Agency and Services Agreement. ALPS is compensated under this agreement for these services.

Distributor

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as the principal underwriter of the Trust’s shares.

12b-1 Plan

Each Fund has adopted, with respect to its Investor Class shares, a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to the distributor, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the Mid Company Fund, the International Equity Fund and the International Small Company Fund under the Plan is 0.25% of average daily net assets for the year and 0.20% of average daily net assets for the Small Company Fund. The Plans are compensation plans, which means that payments are made to the Distributor regardless of 12b-1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan. The Distributor may reimburse the Advisor for expenditures that it incurs for marketing and distributions related services for the Funds. It is also possible that 12b-1 expenses for a period will exceed the payments made to the Distributor by the Funds, in which case the Advisor may pay such excess expenses out of its own resources. The Plans require that the Distributor act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before such payments are made.

Annual Report | March 31, 2021	53

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2021

Legal Counsel to the Trust

Practus, LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the managing partner of Practus, LLP, but he receives no direct special compensation from the Trust or the Funds for serving as an officer of the Trust.

Any Trustee and/or officer of the Trust that also is an employee and/or officer of the Advisor does not receive compensation from the Trust for serving in such roles.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended March 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown in the following table.

Fund	Purchases of Securities	Proceeds From Sales of Securities
Small Company Fund	$578,231,570	$941,095,314
Mid Company Fund	5,166,116	3,683,179
International Equity Fund	28,182,030	4,789,071
International Small Company Fund	915,675,518	247,364,077

For the year ended March 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
International Small Company Fund	$29,795,780	$–

4. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Funds recognize the tax benefit or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2018-2020 and as of and during the year ended March 31, 2021, and determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses net of short-term capital gains. For the fiscal year ended March 31, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Total Distributable Earnings
Small Company Fund	$(49,527,026)	$49,527,026
Mid Company Fund	–	–
International Equity Fund	–	–
International Small Company Fund	–	–

Included in the amounts reclassified to paid in capital were net operating losses of $49,527,026 for Small Company Fund.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2021

At March 31, 2021, the tax-basis cost of investments were as follows:

	Small Company Fund	Mid Company Fund	International Equity Fund	International Small Company Fund
Gross unrealized appreciation (excess of value over tax cost)	$3,971,442,389	$22,090,405	$16,825,748	$510,843,314
Gross unrealized depreciation (excess of tax cost over value)	(98,956,635)	(215,578)	(1,763,131)	(52,928,616)
Net appreciation (depreciation) of foreign currency	–	–	2,583	(266,316)
Net unrealized appreciation (depreciation)	$3,872,485,754	$21,874,827	$15,065,200	$457,648,382
Cost of investments for income tax purposes	$3,037,712,505	$21,767,429	$50,476,286	$1,635,700,757

At March 31, 2021, the tax–basis components of net assets were as follows:

	Small Company Fund	Mid Company Fund	International Equity Fund	International Small Company Fund
Accumulated Ordinary Income	$–	$–	$178,397	$1,584,573
Accumulated Capital Gain	160,709,775	689,503	281,851	67,540,739
Unrealized Appreciation/(Depreciation)	3,872,485,754	21,874,827	15,065,200	457,648,382
Other Cumulative Effect of Timing Differences	(19,350,931)	(71,750)	–	–
Total	$4,013,844,598	$22,492,580	$15,525,448	$526,773,694

Small Company Fund and Mid Company Fund elect to defer to the period ending March 31, 2022, late year ordinary losses in the amounts of $19,350,931 and $71,750, respectively.

Distributions during the fiscal year shown were characterized for tax purposes as follows:

	Small Company Fund		Mid Company Fund		International Equity Fund		International Small Company Fund
Distributions Paid From:	2021	2020	2021	2020	2021	2020	2021	2020
Ordinary Income	$–	$–	$–	$–	$27,817	$284,754	$1,430,187	$2,403,229
Long-term capital gains	508,370,340	426,121,158	1,116,191	1,295,307	1,465,864	1,740	12,268,929	206,722
Total	$508,370,340	$426,121,158	$1,116,191	$1,295,307	$1,493,681	$286,494	$13,699,116	$2,609,951

5. COMMITMENTS AND CONTINGENCIES

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

Annual Report | March 31, 2021	55

The Brown Capital Management Mutual Funds

Notes to Financial Statements	March 31, 2021

6. TRUSTEE AND OFFICER FEES

Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust, will receive no salary or fees from the Funds for their services to the Trust. As of March 31, 2021, there were five Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Effective December 11, 2020 and retroactive to January 1, 2020, each Independent Trustee of the Trust receives a $79,000 annual retainer and a $1,500 per meeting fee. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Prior to December 11, 2020 each Independent Trustee of the Trust received a $54,000 annual retainer and a $1,500 per meeting fee.

7. MARKET TURBULENCE RESULTING FROM COVID-19

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.

8. SUBSEQUENT EVENTS

The Funds evaluated subsequent events from March 31, 2021, the date of these financial statements, through the date these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

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The Brown Capital Management Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brown Capital Management Mutual Funds and the Shareholders of The Brown Capital Management Small Company Fund, The Brown Capital Management Mid Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management International Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Small Company Fund, The Brown Capital Management Mid Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management International Small Company Fund, each a series of shares of beneficial interest in Brown Capital Management Mutual Funds (the “Funds”), including the schedules of investments, as of March 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Brown Capital Management Mutual Funds since 2005.

Philadelphia, Pennsylvania

May 27, 2021

Annual Report | March 31, 2021	57

The Brown Capital Management Mutual Funds

Fund Expenses	March 31, 2021 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
	Beginning	Ending		During Period
	Account Value	Account Value	Expense	October 1, 2020 to
	October 1, 2020	March 31, 2021	Ratio(a)	March 31, 2021(b)
Small Company Fund
Investor
Actual	$1,000.00	$ 1,122.60	1.24%	$6.56
Hypothetical (5% return before expenses)	$1,000.00	$ 1,018.75	1.24%	$6.24
Institutional
Actual	$1,000.00	$ 1,123.70	1.04%	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$ 1,019.75	1.04%	$5.24

Mid Company Fund
Investor
Actual	$1,000.00	$ 1,157.00	1.15%	$6.18
Hypothetical (5% return before expenses)	$1,000.00	$ 1,019.20	1.15%	$5.79
Institutional
Actual	$1,000.00	$ 1,158.50	0.90%	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$ 1,020.44	0.90%	$4.53

International Equity Fund
Investor
Actual	$1,000.00	$ 1,070.30	1.25%	$6.45
Hypothetical (5% return before expenses)	$1,000.00	$ 1,018.70	1.25%	$6.29
Institutional
Actual	$1,000.00	$ 1,071.30	1.00%	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$ 1,019.95	1.00%	$5.04

International Small Company Fund
Investor
Actual	$1,000.00	$ 1,169.60	1.32%	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$ 1,018.35	1.32%	$6.64
Institutional
Actual	$1,000.00	$ 1,171.70	1.07%	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$ 1,019.60	1.07%	$5.39

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), divided by 365.

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The Brown Capital Management Mutual Funds

Additional Information	March 31, 2021 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix A to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-877-892-4226 and (2) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ N-PORT will also be available upon request by calling 1-877-892-4226.

3. ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Brown Capital Management, LLC (“BCM” or “Advisor”) supervises the investments of The Brown Capital Management Small Company Fund (the “Small Company Fund”), The Brown Capital Management International Equity Fund (the “International Equity Fund”), The Brown Capital Management Mid Company Fund (the “Mid Company Fund”), and The Brown Capital Management International Small Company Fund (the “International Small Company Fund”) (each a “Fund” and collectively, the “Funds”) pursuant to an Investment Advisory Agreement (“Agreement”) between BCM and Brown Capital Management Mutual Funds (the “Trust”). At a meeting of the Trust’s Board of Trustees (“Board”) held on March 24, 2021, the Trustees unanimously approved the continuation of the Agreement. At that meeting, legal counsel to the Trust (“Counsel”) reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Agreement for the Funds. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreement.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Advisor; (ii) assessments of the investment performance of the Funds by personnel of the Advisor; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, succession planning and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds that was prepared by the Advisor and obtained from an independent third-party ranking organization; (iii) the anticipated effect of size on the Funds’ performance and expenses; and (iv) benefits to be realized by the Advisor from its relationship with the Funds. The Board did not identify any information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees noted that certain employees of the Advisor serve as officers of the Trust, including as a principal executive officer and principal financial officer, without additional compensation. The Trustees considered the coordination of services for the Funds among the Advisor and the service providers and the Independent Trustees. The Trustees noted the Advisor’s commitment to enhance its resources and systems, and the continued cooperation with the Independent Trustees, Independent Trustee Counsel and Counsel for the Funds. The Trustees evaluated the Advisor’s personnel, including the education and experience of its personnel. The Trustees further considered BCM’s plans to hire another experienced investment professional to join its International Company Team and other strategic initiatives described by the Advisor in its on-going discussions with the Trustees that are intended to benefit the Funds. After reviewing the foregoing information and further information in the materials provided by the Advisor (including the Advisor’s Form

Annual Report | March 31, 2021	59

The Brown Capital Management Mutual Funds

Additional Information	March 31, 2021 (Unaudited)

ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund outperformed its Morningstar category average and benchmark index for the 1-, 3-, 5-, and 10- year periods ended December 31, 2020. The Trustees observed that the Mid Company Fund outperformed its benchmark index for the 1- and 3- year periods, and it underperformed its benchmark index for the 5- and 10- year periods ended December 31, 2020. They also considered the Mid Company Fund’s performance record versus its Morningstar category average, noting that it underperformed Morningstar category average for the 1-, 5- and 10- year periods ended December 31, 2020 but outperformed its Morningstar category average for 3-year period ended December 31, 2020. They discussed the Advisor’s ongoing efforts to improve the performance results of the Mid Company Fund, noting that those efforts continue to show in the Mid Company Fund’s recent strong performance. The Trustees observed that the International Equity Fund underperformed its Morningstar category average for the 1-, 3-, 5- and 10- year periods ended December 31, 2020 but outperformed its benchmark indices for all those periods except as it relates to the 5-year period ended December 31, 2020 where it trailed the MSCI AC World ex US Index. The Trustees discussed the Advisor’s efforts to improve the performance of the International Equity Fund, noting the Advisor’s plan to add another investment team member to its International Company Team. The Trustees next observed that the International Small Company Fund outperformed its benchmark index and Morningstar category average for the 1-, 3- and 5- year periods ended December 31, 2020. The Trustees noted that the performance of the Funds was generally lower than the performance of the composites representing separate accounts managed by the Advisor having substantially similar strategies as the respective Funds. They considered the Advisor’s representation that the differences in performance are generally attributed to differences in cash flows and expenses. Although not the determining factor in the Trustees’ considerations, these foregoing observations assisted the Trustees in concluding to approve the Agreement by allowing them to measure how the Funds compared to other similar products and the markets generally, as well as how the performance compared to similar services offered by BCM. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that the investment performance of each Fund and the Advisor was satisfactory.

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds by the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor; the Advisor’s strategic initiatives that are designed to benefit the Funds; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, including the ability for the Advisor to place small accounts into the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to their respective Morningstar category averages. With respect to the Small Company Fund, the Trustees observed that the management fee was higher than the Morningstar category average, but the overall net expense ratio of the Institutional Class was below the Morningstar category average while Investor Class was slightly higher than the Morningstar category average. With respect to the Mid Company Fund, the Trustees observed that the management fee was slightly lower than the Morningstar category average and that the overall net expense ratio of each Class was below the Morningstar category average. With respect to the International Equity Fund, the Trustees observed that the management fee was higher than the Morningstar category average and the net expense ratio of Institutional Class was below the Morningstar category average while the net expense ratio of the Investor Class was higher than the Morningstar category average. With respect to the International Small Company Fund, the Trustees observed that the management fee is slightly higher than the Morningstar category average and the overall net expense ratio for the Institutional Class was below the Morningstar category average while the net expense ratio for the Investor Class was slightly higher than the Morningstar category average. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the renewal of the Agreement by allowing them to determine how the Funds compared to other similar products. The Trustees also considered the management fees of the Funds compared to the management fees paid to the Advisor by its separately managed accounts with substantially similar strategies. It was noted that the differences in management fees paid by the Mid Company Fund and International Equity Fund when compared to their respective separately managed accounts were largely due to the Advisor’s costs being higher to manage these disciplines in a mutual fund structure. The Trustees noted that the management fees charged to the Small Company Fund and International Small Company Fund were the same as the management fees charged to their respective separately managed accounts. The Trustees discussed the Advisor’s profitability as it relates to each Fund, noting that the Advisor’s profitability as it relates to Mid Company Fund and International Equity Fund was minimal. They noted that the Advisor continues to realize a profit as it relates to the services provided to the International Small Company Fund, but they concluded that the level of profitability was reasonable when considering the high level of service provided to shareholders and the strong

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The Brown Capital Management Mutual Funds

Additional Information	March 31, 2021 (Unaudited)

performance record over the life of the Fund. The Trustees also discussed BCM’s profitability as it relates to the services provided to the Small Company Fund, finding that the Advisor’s profitability as it relates to the Small Company Fund was reasonable when considering the high level of service provided to shareholders and the strong performance record over both short- and long- term periods.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement. For each of the Small Company Fund, the Mid Company Fund and the International Small Company Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, those Funds’ shareholders benefited from economies of scale under the Funds’ agreements with service providers other than the Advisor. It was noted that the Advisor is of the view that the strategies followed by the Small Company Fund, International Small Company Fund and Mid Company Fund are all capacity constrained; therefore, making breakpoints less appropriate for these strategies. The Trustees concluded that the advisory fee structure of the Small Company Fund, the Mid Company Fund, and the International Small Company Fund would not directly result in economies of scale for shareholders. For the International Equity Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows. The Trustees observed that at its low asset levels, the advisory fee of the International Equity Fund did not, at this time, reflect those economies of scale.

The Trustees also considered that shareholders of the Mid Company Fund and the International Equity Fund would continue to benefit from their respective expense limitation arrangements until such point where a Fund’s assets grow to a level where the Fund will be operating below the expense cap. The Trustees noted that the Small Company Fund and the International Small Company Fund were currently operating below their expense caps and, as a result, shareholders were not directly benefiting from the expense caps being in place at this time.

Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Advisor

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the absence of affiliated companies (other than certain portfolio holdings); the basis for soft-dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory. The Board of Trustees considered that the Advisor may benefit from the Funds by being able to place a smaller account with or in the Funds.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, determined that it was appropriate to approve the Agreement upon the terms and for the compensation described therein.

4. TAX DESIGNATIONS

The Brown Capital Management International Equity Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2020:

Qualified Dividend Income: 100%

Dividend Received Deduction: 36.93%

The Brown Capital Management International Small Company Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2020:

Qualified Dividend Income: 100%

Dividend Received Deduction: 0.00%

Annual Report | March 31, 2021	61

The Brown Capital Management Mutual Funds

Additional Information	March 31, 2021 (Unaudited)

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2020 via Form 1099. The Fund will notify shareholders in early 2022 of amounts paid to them by the Fund, if any, during the calendar year 2021.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Brown Capital Management Small Company Fund designated $508,370,340 as long-term capital gain dividends. Brown Capital International Equity Fund designated $1,465,864 as long-term capital gain dividends. Brown Capital Management Mid Company Fund designated $1,116,191 as long-term capital gain dividends. Brown Capital Management International Small Company Fund designated $12,268,929 as long-term capital gain dividends.

The Brown Capital Management International Equity Fund designates foreign taxes paid in the amount of $40,108 and foreign source income in the amount of $405,164 for federal income tax purposes for the year ended March 31, 2021. The Brown International Small Company Fund designates foreign taxes paid in the amount of $972,860 and foreign source income in the amount of $10,079,267 for federal income tax purposes.

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The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2021 (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-877-892-4226. The address of each Trustee and officer is 1201 N. Calvert Street, Baltimore, Maryland 21202.

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees
James H. Speed, Jr., 67	Trustee Chairman	Since September 2002 Since 2012	Private investor since January 2016; President and CEO of NC Mutual Insurance Company (insurance company) from May 2003 to December 2015; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4	Independent Trustee of the following: Starboard Investment Trust for its 12 series; Hillman Capital Management Investment Trust for its one series; WST Investment Trust for its one series; Chesapeake Investment Trust for its one series; and Centaur Mutual Funds for its one series (all registered investment companies). Member of the Board of Directors of Investors Title Company (title insurance company) and M&F Bancorp Inc. (banking).
Louis G. Hutt, Jr., 66	Trustee	Since October 2014	Managing Member of The Hutt Co., LLC (certified public accountants) from 1983 to present; Managing Member of The Hutt Law Firm from 1983 to present.	4	Member of Board of Trustees and Chair of Audit Committee of Washington University, St. Louis; Independent Trustee of the SFS Series Trust for its one series (registered investment company).
Claude Z. Demby, 56	Trustee	Since October 2014	President of Cree-LED Business a “Smart Global Holding Company” since March 2021; Senior Vice President and General Manager of LED Business for Cree from December 2018 to March 2021; Senior Vice President and General Manager of LED Business for Cree since December of 2018; Senior Vice President of Strategy and Business Development between 2017 to December 2018. Vice president and General Manager of Semi- Conductor Materials Business between 2014 to 2017; President and CEO of Noel Group (international group of manufacturing businesses) from 2008 to 2014.	4	Member of the Board, Federal Reserve Bank of Richmond-Charlotte Branch; Director, Valour Academy Schools; Chair- Elect Greater Raleigh Chamber of Commerce; and Board Member Duke- Raleigh Hospital.

Annual Report | March 31, 2021	63

The Brown Capital Management Mutual Funds

Trustees and Officers	March 31, 2021 (Unaudited)

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees*
Keith A. Lee, 60	Trustee; President and Principal Executive Officer, the Funds	Trustee since June 2002; President since 2011; Principal Executive Officer since 2002	President and Chief Investment Officer/Senior Portfolio Manager of Brown Capital Management, LLC (advisor of the Funds); previously Managing Director/Senior Portfolio Manager of Brown Capital Management, LLC.	4	None
Robert L. Young, III, 51	Trustee; Vice President	Trustee since October 2019; Vice President since 2011	Managing Director/Head of Marketing and Sales/Client Services, Brown Capital Management, LLC, April 1999 to present.	4	None
Other Officers
John H. Lively, 52	Secretary	Since 2011	Attorney, Practus LLP (law firm) May 2017 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to 2017.	n/a	n/a
Michael L. Forster, 54	Treasurer, and Principal Financial Officer	Since 2020	Chief Operating Officer and Chief Financial Officer, Brown Capital Management, LLC, January 2020 to present.	n/a	n/a
Julian G. Winters, 52	Chief Compliance Officer	Since 2004	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	n/a	n/a

*	Basis of Interestedness: Messrs. Lee and Young are considered Interested Trustees because they are officers of Brown Capital Management, LLC, the advisor of the Funds.

64	www.browncapital.com

Must be accompanied or preceded by a prospectus.

Funds distributed by ALPS Distributors, Inc. 1290 Broadway, Suite 1000, Denver, CO 80203

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the "Code") that applies to the registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report. A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2021, the registrant’s audit committee financial experts are Mr. James H. Speed, Jr., Louis G. Hutt and Claude Z. Demby. Mr. Speed, Mr. Hutt and Mr. Demby are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2020 and March 31, 2021 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant BBD, LLP (“Accountant”) in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2020	2021
The Brown Capital Management Small Company Fund	$14,000	$14,000
The Brown Capital Management International Equity Fund	$12,500	$12,500
The Brown Capital Management Mid Company Fund	$12,500	$12,500
The Brown Capital Management International Small Company Fund	$12,500	$12,500

(b)	Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2020 and March 31, 2021 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – The tax fees billed in the fiscal years ended March 31, 2020 and March 31, 2021 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2020	2021
The Brown Capital Management Small Company Fund	$2,500	$2,500
The Brown Capital Management International Equity Fund	$2,500	$2,500
The Brown Capital Management Mid Company Fund	$2,500	$2,500
The Brown Capital Management International Small Company Fund	$2,500	$2,500

(d)	All Other Fees –There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)	The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at meetings of the audit committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit committee meetings called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal years ended March 31, 2020 were $10,000 and March 31, 2021 are $10,000. There were no non-audit fees billed by the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not Applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures (as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant. The Brown Capital Management Funds are open-end management investment companies.

Item 13. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 13.(a)(1).

(a)(2)	Certifications required by Item 13.(a)(2) of Form N-CSR are filed herewith as Exhibit 13.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 13.(b) of Form N-CSR are filed herewith as Exhibit 13.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brown Capital Management Mutual Funds

By: (Signature and Title)	/s/ Keith A. Lee
Keith A. Lee Trustee, President and Principal Executive Officer

Date: May 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Keith A. Lee
Keith A. Lee Trustee, President and Principal Executive Officer Brown Capital Management Mutual Funds

Date: May 27, 2021

By: (Signature and Title)	/s/ Michael L. Forster
Michael L. Forster Treasurer and Principal Financial Officer Brown Capital Management Mutual Funds

Date: May 27, 2021